DECEMBER 31, 2000

                                  CHASE FUNDS

MONEY MARKET FUND                ANNUAL REPORT

SHORT-INTERMEDIATE
TERM U.S. GOVERN-
MENT SECURITIES FUND

INTERMEDIATE TERM BOND FUND

U.S. GOVERNMENT
SECURITIES FUND

INCOME FUND

BALANCED FUND

EQUITY INCOME FUND

SMALL CAPITALIZATION
FUND

CORE EQUITY FUND

EQUITY GROWTH FUND

[GRAPHIC]                                           [LOGO]

                                                    ANCF-3-1200

  CONTENTS

  Chairman's Letter                                 1
  Chase Money Market Fund                           3
   Fund Commentary
  Chase Short-Intermediate Term
  U.S. Government Securities Fund                   5
   Fund Commentary
  Chase Intermediate Term Bond Fund                 7
   Fund Commentary
  Chase U.S. Government Securities Fund             9
   Fund Commentary
  Chase Income Fund                                11
   Fund Commentary
  Chase Balanced Fund                              13
   Fund Commentary
  Chase Equity Income Fund                         16
   Fund Commentary
  Chase Small Capitalization Fund                  19
   Fund Commentary
  Chase Core Equity Fund                           22
   Fund Commentary
  Chase Equity Growth Fund                         25
   Fund Commentary
  Portfolio of Investments                         28
  Fund Financial Statements                        49
  Portfolio Financial Statements                   86
HIGHLIGHTS

- S&P 500 Index posted its first loss since 1994 during the reporting period.
- Mid and small cap equities staged a quiet bull market.
- Treasury bonds posted gains as economic growth slowed from high levels and CPI inflation appeared under control.

               ---------------------------------------------------
               NOT FDIC INSURED May lose value / No bank guarantee
               ---------------------------------------------------

CHASE FUNDS

CHAIRMAN'S LETTER

                                                         February 5, 2001

Dear Shareholder:

We are pleased to present this annual report for the Chase Funds for the year ended December 31, 2000. To help you analyze your investment, this report gives you specific information on your Fund's holdings, performance, management strategies and outlook.

A RETURN TO VALUE

Following several years in which growth-oriented stocks significantly outperformed value stocks, 2000 will long be remembered as a year in which investor sentiment changed dramatically. Early in the year, investors continued to buy so-called "new economy" stocks with a vengeance, bidding up their valuations to historically high levels and virtually ignoring more traditional industry sectors. In fact, in the first two months of the year, the technology-dominated NASDAQ was up 15.42% while the broader S&P 500 Index's return was -7%. On March 10, the NASDAQ reached its high of the year, above the 5000 mark, and then began a steady descent that cut its value in half by the end of the year. Whether the cause of the technology bear market was tight monetary policy, valuation concerns or simply a reversion to the mean, investors began to focus on value and real earnings today instead of high-growth stocks with potential and momentum.

While the growth portion of the large-cap S&P 500 ended the year at -22.08%, value stocks in the index were up 6.08%. Small- and mid-cap stocks also turned in positive performances, with the S&P SmallCap 600 Index up 11.80% and the S&P MidCap 400 Index returning 17.50%.

U.S. ECONOMY BEGINS TO SHOW STRAIN, TREASURIES DOMINATE
BOND MARKET

Despite a policy of incremental short-term interest rate increases by the Federal Reserve Board, the U.S. economy continued to expand at a rapid pace in the first half of the year, growing at 5.4% and 5.6%, respectively, in the first two quarters. In June, shifting economic data began to show a slowing economy.

In the bond market, Treasuries strongly outperformed other issues during the year. Initially, this was the result of the Treasury Department's buyback program for longer-dated Treasury bonds in light of the growing federal budget surplus. Once the market was able to adjust to the buyback program, the slowing economy helped Treasuries to continue to perform well.

Moving into 2001, the major issue in both the stock and bond markets is whether the U.S. economy can achieve a soft landing that avoids recession,

CHASE FUNDS

which is defined as two consecutive quarters of negative GDP growth. By the end of 2000, the Federal Reserve Board had shifted from a tightening mode to an easing bias and, in fact, cut the Federal Funds rate by .50% on January 3, 2001. Looking ahead, the stock and corporate bond markets will most likely have to get through what could be a couple of difficult quarters on the corporate earnings front, with support being provided by the Fed's accommodative monetary policy.

Regardless of which course the economy takes in the coming months, our equity managers will continue to pick what they believe are the best stocks across sectors, those with potential to maintain and increase earnings moving forward. When analyzing our equity funds' performance, please remember that these are growth-oriented funds, which were out of favor during the year, and should be compared to growth indexes. For their part, our bond fund managers will look to add value through individual security selection and sector allocation.

Effective December 31, 2000, the historic merger between J.P. Morgan and Chase was completed. Please note that as determined in recent shareholder meetings, the decision was made to merge the Chase Funds with the Chase Vista Funds, effective the first quarter of 2001. This change reflects the merger between the two fund families. During the first quarter, Premier Class shareholders will become Institutional Class shareholders, and the Investor Class shareholders will become Class A shareholders (except for the Chase Money Market Fund, for which the Investor Class shareholders will become Vista Class shareholders).

On behalf of everyone here, we thank you for your business and the confidence you've placed in us.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

CHASE MONEY MARKET FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Money Market Fund had a total return of 6.13% (Premier Shares) for the year ended December 31, 2000. As of the last day of the year, the Fund had a 7-day average yield of 5.60% (Premier Shares).

HOW THE FUND WAS MANAGED

The management team's decision to extend the Fund's average-weighted maturity as interest rates rose during the first quarter was a positive performance factor. In the second quarter, the management team continued to use the rising rate environment as an opportunity to purchase higher yielding, longer-duration paper in an effort to help shield the Fund from subsequent drops in rates given the view that the economy would begin to slow.

In the third quarter, with economic data continuing to suggest a slowdown, the Fund maintained its average-weighted maturity as the Federal Reserve Board appeared to bring this tightening cycle to an end. By the end of the quarter, the money market yield curve had become rather flat, prompting the management team to focus on the short end of the curve as the long end appeared overpriced. In the final three months of the year, the focus was again on maintaining average maturity in light of clearer signs of a slowing economy.

LOOKING AHEAD

Shareholders enjoyed increasing dividend yields throughout 2000. However, with the Federal Reserve implementing a .50% interest rate cut on January 3, 2001, the Fund will look to enhance the dividend yield where appropriate while maintaining its focus on high credit quality and a stable net asset value of $1.00 per share.

CHASE MONEY MARKET FUND
As of December 31, 2000 (Unaudited)

MATURITY SCHEDULE

                 1-14 days                        21.80%
                 15-30 days                       37.90%
                 31-60 days                       17.50%
                 61-90 days                        6.90%
                 91-180 days                      15.90%
                 181-270 days                      0.00%
                 270+ days                         0.00%

7-DAY AVG. YIELD

                 Premier Shares                    5.60%
                 Investor Shares                   5.51%

Performance information represents past performance and is not intended to indicate or predict future results. Yields will vary and you may experience gains or losses when you sell your shares.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

Chase Money Market Fund is the successor to the AVESTA Trust Money Market Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Money Market Fund, a new investment portfolio of MFIT.

The Chase Money Market Fund unlike the AVESTA Money Market Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

Premier Shares commenced on 3/29/88, carry a $250,000 minimum initial investment and carry no sales charge. Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Yield information is net of expenses and fees, and reflects reimbursement and waiver of certain expenses and fees.

An investment in the Fund isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Short-Intermediate Term U.S. Government Securities Fund (Premier Shares) had a total return of 9.32% for the year ended December 31, 2000. This compares to a total return of 8.17% for the Lehman 1-3 Year U.S. Government Bond Index.

HOW THE FUND WAS MANAGED

The Fund began 2000 with a shorter-than-benchmark duration, and this proved detrimental to performance in the first quarter. While the Fund's exposure to non-Treasury sectors was also a negative factor in performance, this was offset by the fact that the portfolio was concentrated in the short end of the yield curve. By the beginning of the second quarter, the Fund had a relatively neutral duration strategy and this generally helped the Fund maintain its performance in the crosswinds created by the strong economy's upward pressure on rates and the Treasury buyback program's downward pressure.

As the second quarter progressed, the management team adopted a barbell yield curve strategy that focused on the short and long ends of the yield curve at the expense of the curve's belly. This proved highly successful, as did the subsequent decision in the middle of the third quarter to adopt a more neutral yield curve stance when the Federal Reserve Board did not raise rates but maintained its tightening bias.

In the third quarter as well as the fourth, the Fund's overweight position in agency securities versus mortgage-backed securities also proved a positive performance factor as agencies outpaced mortgages and kept up with Treasuries given agencies' tighter relationship with swap spreads. In the final three months of the year, the Fund was focused on discount coupon mortgages that soundly outperformed higher coupons due to lower refinancing risk in a falling rate environment. As it became clear to the management team that the Fed would ultimately have to move in and drop short-term rates to prop up the sagging economy, the Fund was adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities.

LOOKING AHEAD

During 2000, yield curve strategy became a much more important performance factor than in previous years. After having done an exceptional job in managing curve stance in 2000, the management team expects this to remain critical in 2001. Moving into 2001, the management team had positioned the Fund for further yield curve steepening and had grown cautious on mortgage-backed securities, which generally don't do as well in a rallying market. The team intends to be more active in agencies and Treasuries and anticipates that duration will be on the longer side of neutral.

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                            INCEPTION
                       1 YEAR       3 YEARS      5 YEARS     (4/1/93)
 Premier Shares         9.32%        5.73%        5.23%       5.04%
 Investor Shares        9.14%        5.55%        5.12%       4.97%

LIFE OF FUND PERFORMANCE (4/1/93 TO 12/31/00)

[LINE GRAPH]

[PLOT POINTS]

                   Chase Short-Intermediate
                     Term U.S. Government       Lipper Short-Intermediate        Lehman
                       Securities Fund               U.S. Government          Intermediate        Lehman 1-3 Year U.S.
                       (Premier Shares)                Funds Index          Government Index     Government Bond Index
4/93                        $10,000                      $10,000                 $10,000                $10,000
12/93                       $10,243                      $10,282                 $10,346                $10,253
12/94                       $10,135                      $10,123                 $10,165                $10,306
12/95                       $11,352                      $11,365                 $11,632                $11,423
12/96                       $11,656                      $11,778                 $12,104                $12,003
12/97                       $12,390                      $12,595                 $13,039                $12,802
12/98                       $13,300                      $13,467                 $14,143                $13,693
12/99                       $13,397                      $13,580                 $14,212                $14,100
12/00                       $14,645                      $14,790                 $15,700                $15,253

Source: Lipper Analytical Services

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Short-Intermediate Term U.S. Government Securities Fund, the Lehman 1-3 Year U.S. Government Bond Index, the Lehman Intermediate Government Index and Lipper Short-Intermediate Term U.S. Government Funds Index from April 1, 1993 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and carry a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.Chase Short-Intermediate Term U.S. Government Securities Fund is the successor to the AVESTA Trust Short-Intermediate Term U.S. Government Securities Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Short-Intermediate Term U.S. Government Securities Fund, a new investment portfolio of MFIT.

Chase Short-Intermediate Term U.S. Government Securities Fund, unlike the AVESTA Trust Short-Intermediate Term U.S. Government Securities Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lehman 1-3 Year U.S. Government Bond Index is composed of bonds covered by the Government Bond Index with maturities of 1-3 years. The index is unmanaged and reflect the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper Short-Intermediate Term U.S. Government Fund Index represents performance of the 30 largest short-intermediate term debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Lehman Intermediate Government Index consists of U.S. agency and Treasury securities with maturities of one to 10 years. An individual cannot invest directly in an index.

CHASE INTERMEDIATE TERM BOND FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Intermediate Term Bond Fund (Premier Shares) had a total return of 10.75% for the year ended December 31, 2000. This compares to a total return of 11.63% for the Lehman Aggregate Bond Index.

HOW THE FUND WAS MANAGED

The Fund began 2000 positioned for continued strength in the U.S. economy, and as such was short to neutral its benchmark duration. When the U.S. Treasury announced and began its program to buy back longer-dated Treasuries in February, causing the yield curve to invert and longer-dated Treasury bonds to outperform dramatically, the management team attempted to extend duration to take advantage of the rally. Of substantial benefit was the Fund's yield curve strategy as the portfolio had significant exposure to 20-year securities, the strongest part of the curve.

The Fund's overweight position in non-Treasury "spread" sectors was detrimental to relative performance in April and May as longer-dated Treasuries continued to outperform with the support of the Treasury buy back program, but this was somewhat offset by positions in strong-performing longer paper during the June rally. In the second quarter, the Fund's longer duration had the opposite effect of the spread sector overweight, causing underperformance in May, as rates on securities of ten years and longer rose, and then helping in June.

As the second quarter progressed, the management team adopted a barbell yield curve strategy that focused on the short and long ends of the yield curve at the expense of the curve's belly. This proved highly successful, as did the subsequent decision in the middle of the third quarter to a more neutral yield curve stance when the Federal Reserve Board did not raise rates but maintained its tightening bias. In the third quarter, the Fund maintained its broad overweights in corporate, mortgage-backed and asset-backed securities and was especially careful about credit quality given signs of a slowing economy.

Contributing to the Fund's performance during the fourth quarter were excellent yield curve strategy and security selection. As it became clear to the management team that the Fed would ultimately have to move in and drop short-term rates to prop up the sagging economy, the Fund was adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities. As for security selection, the Fund benefited from overweight positions in the energy sector as well as in safe haven securities that held up well as many corporate bonds faltered. This focus on quality was very positive as the Fund's average credit rating of AA helped maintain performance as lower quality corporates suffered.

LOOKING AHEAD

It should be noted that during 2000, yield curve strategy became a much more important performance factor than in previous years. After having done an exceptional job in managing curve stance in 2000, the management team expects this to remain critical in 2001. Moving into 2001, the management team had positioned the Fund for further yield curve steepening and had moved the mortgage allocation to neutral. Within the corporate market, the team intends to favor issues that tend to benefit first from rate cuts and other bonds that should not be negatively affected by a slowing economy.

CHASE INTERMEDIATE TERM BOND FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                            INCEPTION
                       1 YEAR       3 YEARS      5 YEARS    (10/3/94)
 Premier Shares        10.75%        5.64%        5.19%       6.74%
 Investor Shares       10.39%        5.42%        5.06%       6.64%

LIFE OF FUND PERFORMANCE (10/3/94 TO 12/31/00)

[LINE GRAPH]

[PLOT POINTS]

                         Chase
                      Intermediate            Lipper                                              Lehman
                     Term Bond Fund      Intermediate Grade           Lehman                   Intermediate
                    (Premier Shares)      Debt Funds Index      Aggregate Bond Index      Government/Credit Index
10/94                   $10,000                $10,000                $10,000                     $10,000
12/94                    $9,992                $10,022                $10,047                      $9,990
12/95                   $11,670                $11,739                $11,903                     $11,519
12/96                   $11,887                $12,142                $12,333                     $11,986
12/97                   $12,750                $13,209                $13,526                     $12,929
12/98                   $13,723                $14,249                $14,700                     $14,017
12/99                   $13,571                $14,111                $14,576                     $14,072
12/00                   $15,030                $15,603                $16,271                     $15,493

Source: Lipper Analytical Services

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Intermediate Term Bond Fund, the Lehman Intermediate Gov't./Credit Index, (formerly the Lehman Intermediate Gov't/Corp. Index), the Lehman Aggregate Bond Index and the Lipper Intermediate Grade Debt Funds Index from October 3, 1994 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares and do not include Investor Share expenses.

Chase Intermediate Term Bond Fund is the successor to the AVESTA Trust Intermediate Term Bond Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Intermediate Term Bond Fund, a new investment portfolio of MFIT.

Chase Intermediate Term Bond Fund, unlike the AVESTA Trust Intermediate Term Bond Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Intermediate Grade Debt Funds Index represents performance of the largest 30 intermediate investment grade debt funds. Each of these funds invests the majority of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

The Lehman Intermediate Government/Credit Index includes the government and corporate bond indices, with maturities of one to 10 years, including U.S. governmental treasury and agency securities, corporate and yankee bonds. An individual cannot invest directly in an index.

CHASE U.S. GOVERNMENT SECURITIES FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase U.S. Government Securities Fund (Premier Shares) had a total return of 11.95% for the year ended December 31, 2000. This compares to a total return of 13.24% for the Lehman U.S. Government Index.

HOW THE FUND WAS MANAGED

Beginning the year with a longer-than-benchmark duration, the Fund benefited as yields fell in response to the U.S. Treasury's program to buy back longer-dated securities. Although the Fund was underexposed to Treasuries, the management team's focus on the long end of the yield curve was very helpful to performance. The Fund entered the second quarter with a relatively neutral duration and yield curve strategy, and this generally helped the Fund maintain its performance in the crosswinds created by the strong economy's upward pressure on rates and the buy back program's downward pressure.

As the second quarter progressed, the management team adopted a barbell yield curve strategy that focused on the short and long ends of the yield curve at the expense of the curve's belly. This proved highly successful, as did the subsequent decision in the middle of the third quarter to adopt a more neutral yield curve stance when the Federal Reserve Board did not raise rates but maintained its tightening bias.

In the third quarter as well as the fourth, the Fund's overweight position in agency securities versus mortgage-backed securities also proved a positive performance factor as agencies outpaced mortgages and kept up with Treasuries given agencies' tighter relationship with swap spreads. As it became clear to the management team that the Federal Reserve Board would ultimately have to move in and drop short-term rates to prop up the sagging economy, the Fund was adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities.

LOOKING AHEAD

It should be noted that during 2000, yield curve strategy became a much more important performance factor than in previous years. After having done an exceptional job in managing curve stance in 2000, the management team expects this to remain critical in 2001. Moving into the new year, the management team had positioned the Fund for further yield curve steepening and had grown cautious on mortgage-backed securities, which generally don't do as well in a rallying market. The team intends to be more active in agencies and Treasuries and anticipates that duration will be on the longer side of neutral.

CHASE U.S. GOVERNMENT SECURITIES FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                             INCEPTION
                       1 YEAR       3 YEARS      5 YEARS      (4/1/93)
 Premier Shares        11.95%        6.03%        5.08%         6.81%
 Investor Shares       11.69%        5.85%        4.97%         6.74%

LIFE OF FUND PERFORMANCE (4/1/93 TO 12/31/00)

[LINE GRAPH]

[PLOT POINTS]

              Chase U.S.
              Government
              Securities          Lipper General         Lehman U.S.
                 Fund             U.S. Government        Government
           (Premier Shares)         Funds Index            Index
4/93           $10,000                $10,000             $10,000
12/93          $10,910                $10,399             $10,507
12/94           $9,999                 $9,903             $10,151
12/95          $13,010                $11,579             $12,013
12/96          $12,760                $11,829             $12,345
12/97          $13,981                $12,907             $13,528
12/98          $15,277                $13,920             $14,860
12/99          $14,887                $13,548             $14,526
12/00          $16,665                $15,150             $16,451

Source: Lipper Analytical Services

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in the Premier Shares of Chase U.S. Government Securities Fund, the Lehman U.S. Government Index, and Lipper General U.S. Government Funds Index from April 1, 1993 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase U.S. Government Securities Fund is the successor to the AVESTA Trust U.S. Government Securities Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase U.S. Government Securities Fund, a new investment portfolio of MFIT.

Chase U.S. Government Securities Fund, unlike the AVESTA U.S. Government Securities Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

Lehman U.S. Government Index is composed of the Lehman U.S. Treasury Bond Index and the Lehman Agency Bond Index and includes Treasury bonds and debt issued by the U.S. Government and its agencies. The index is unmanaged and includes the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper General U.S. Government Funds Index represents performance of the 30 largest U.S. government securities funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge. An individual cannot invest directly in an index.

CHASE INCOME FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Income Fund (Premier Shares) had a total return of 10.54% for the year ended December 31, 2000. This compares to a total return of 11.85% for the Lehman Government/Credit Index.

HOW THE FUND WAS MANAGED

The Fund began 2000 positioned for continued strength in the U.S. economy, and as such was short to neutral its benchmark duration. When the U.S. Treasury announced and began its program to buy back longer-dated Treasuries in February, causing the yield curve to invert and longer-dated Treasury bonds to outperform dramatically, the management team attempted to extend duration to take advantage of the rally. Of substantial benefit was the Fund's yield curve strategy as the portfolio had significant exposure to longer-term issues.

In the second quarter, management was positioned for an actively tightening Federal Reserve Board posture, with an overweight in non-Treasury "spread" sectors. This proved beneficial in April and early May, but when economic data softened, the bond market shifted gears radically and Treasuries began to rally. In response, the management team made limited adjustments in an effort not to overreact. As the second quarter progressed, the management team adopted a barbell yield curve strategy that focused on the short and long ends of the yield curve at the expense of the curve's belly. This proved highly successful, as did the subsequent decision in the middle of the third quarter to a more neutral yield curve stance when the Fed did not raise rates but maintained its tightening bias. In the third quarter, the Fund maintained its broad overweights in corporate, mortgage-backed and asset-backed securities and was especially careful about credit quality given signs of a slowing economy.

Contributing to the Fund's performance during the fourth quarter were excellent yield curve strategy and security selection. As it became clear to the management team that the Fed would ultimately have to move in and drop short-term rates to prop up the sagging economy, the Fund was adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities. As for security selection, the Fund benefited from overweight positions in the energy sector as well as in safe haven securities that held up well as many corporate bonds faltered. This focus on quality was very positive as the Fund's average credit rating of AA helped maintain performance as lower quality corporates suffered.

LOOKING AHEAD

It should be noted that during 2000, yield curve strategy became a much more important performance factor than in previous years. After having done an exceptional job in managing curve stance in 2000, the management team expects this to remain critical in 2001. Moving into 2001, the management team had positioned the Fund for further yield curve steepening and had moved the mortgage allocation to neutral. Within the corporate market, the team intends to favor issues that tend to benefit first from rate cuts and other bonds that should not be negatively affected by a slowing economy.

CHASE INCOME FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR       3 YEARS      5 YEARS      10 YEARS
 Premier Shares          10.54%        5.56%        5.45%         6.87%
 Investor Shares         10.31%        5.41%        5.35%         6.82%

10-YEAR PERFORMANCE (12/31/90 TO 12/31/00)

[LINE GRAPH]

[PLOT POINTS]

             Chase Income          Lipper Corporate              Lehman
                 Fund                Debt A-Rated              Government/
           (Premier Shares)          Funds Index              Credit Index
12/90          $10,000                 $10,000                   $10,000
12/91          $11,375                 $11,748                   $11,610
12/92          $11,963                 $12,631                   $12,490
12/93          $13,181                 $14,131                   $13,871
12/94          $12,593                 $13,437                   $13,384
12/95          $14,900                 $16,100                   $15,961
12/96          $15,185                 $16,546                   $16,421
12/97          $16,510                 $18,135                   $18,023
12/98          $18,075                 $19,459                   $19,731
12/99          $17,570                 $19,063                   $19,306
12/00          $19,425                 $21,028                   $21,594

Source: Lipper Analytical Services

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Income Fund, the Lehman Government/Credit Index (formerly the Lehman Government/Corp. Index) and the Lipper Corporate Debt A-Rated Funds Index from December 31, 1990 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares commenced on 11/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 11/10/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Income Fund is the successor to the AVESTA Trust Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Income Fund, a new investment portfolio of MFIT.

Chase Income Fund, unlike the AVESTA Income Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Corporate Debt A-Rated Funds Index represents performance of the largest 30 A-Rated corporate debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Lehman Govt/Credit Index includes the Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities, corporate and yankee bonds. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

CHASE BALANCED FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Balanced Fund, which invests in a blend of large U.S. stocks and bonds, declined 2.55% (Premier Shares) for the year ended December 31, 2000. This compares with a loss of 9.10% for the S&P 500 Index.

HOW THE FUND WAS MANAGED

Volatility in technology stocks hurt the Fund. After a buoyant first three months of the year, technology stock prices started to fall back in March. The damage was limited, however, by a strong rally in fixed income. U.S. Treasury bonds rallied sharply towards the end of the year as CPI numbers and lower energy prices both pointed to subdued inflation.

As the economic slowdown hurt the Fund's equity holdings, prospects for bonds were boosted. While technology companies fell from unusually high valuations, bond prices rose.

The initial setbacks for equities occurred among some of the more speculative technology names. By autumn, even the sector's bellwether names were losing value. One after another, they issued statements warning of shrinking technology spending. The Fund's poorer performers included well-known names like Cisco Systems, Dell Computer, Intel Corp and Lucent Technologies.

Outside technology, perfomance was mixed. Some names could not escape the economic slowdown. Home Depot, for example, issued a profit warning in the third quarter. But there were gains in classic defensive sectors like consumer staples, healthcare and utilities. In consumer staples, Pepsico and Walgreen made positive contributions. Healthcare stocks Merck and Pfizer rose. Stock picks from a variety of sectors were good. The biggest gainer was American International Group, the insurance giant. Utility company Enron continued to move ahead, as its management demonstrated both vision and competence. Southwest Airlines turned in buoyant earnings.

Treasury bonds had a rally that was driven by sound fundamentals. Following three Federal Reserve Board rate rises--in February, March and May--evidence emerged late summer that the U.S. economy was indeed slowing from its unsustainably high growth rate. As the year-end approached--and technology names continued to fall--bonds continued their rally.

LOOKING AHEAD

Going forward, the manager will seek to invest in companies with sustainable growth prospects. The Fund will look for opportunities created by indiscriminate selling and further Federal Reserve rate cuts.

CHASE BALANCED FUND
As of December 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

[PLOT POINTS]

Financial                                                 13.1%
Technology                                                12.5%
Consumer Cyclicals                                        11.7%
Cash Equivalent & Short-Term Paper                        11.3%
Mortgage Backed Pass-Through Securities                   10.7%
Health Care                                               10.0%
Utilities                                                  7.2%
U.S. Treasury Securities                                   5.4%
Energy                                                     5.3%
Capital Goods                                              5.0%
Consumer Staples                                           3.2%
U.S. Government Agency Securities                          2.2%
Transportation                                             1.2%
Asset Backed Securities                                    0.6%
Basic Materials                                            0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (2.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. AMERICAN INTERNATIONAL GROUP, INC. (2.5%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. EXXON MOBIL CORP. (2.2%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. PFIZER, INC. (1.8%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

5. WAL-MART STORES, INC. (1.7%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

6. CITIGROUP, INC. (1.6%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

7. AMERICAN EXPRESS CO. (1.6%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

8. CISCO SYSTEMS, INC. (1.3%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

9. ENRON CORP. (1.3%) Conducts electricity, natural gas, and communications businesses. The Company produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers.

10. SOUTHWEST AIRLINES, INC. (1.2%) A United States airline that provides primarily short-haul, high-frequency, point-to-point service. The Company offers low, unrestricted, unlimited, everyday coach fares to its customers.

Top 10 equity holdings comprised 17.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE BALANCED FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Premier Shares          -2.55%       11.69%       13.91%       12.40%
 Investor Shares         -2.80%       11.46%       13.78%       12.33%

10-YEAR PERFORMANCE (12/31/90 TO 12/31/00)

[LINE GRAPH]

[PLOT POINTS]

                    Chase Balanced                                    Lehman
                         Fund              Lipper Balanced          Government/             S&P 500
                   (Premier Shares)          Funds Index            Credit Index             Index
12/90                  $10,000                 $10,000                $10,000               $10,000
12/91                  $12,416                 $12,584                $11,610               $13,040
12/92                  $13,078                 $13,524                $12,490               $14,033
12/93                  $13,860                 $15,139                $13,871               $15,445
12/94                  $13,546                 $14,830                $13,384               $15,647
12/95                  $16,773                 $18,520                $15,961               $21,519
12/96                  $18,676                 $20,939                $16,421               $26,451
12/97                  $23,093                 $25,191                $18,023               $35,270
12/98                  $28,899                 $28,991                $19,731               $45,351
12/99                  $33,011                 $31,599                $19,306               $54,884
12/00                  $32,173                 $32,360                $21,594               $49,892

Source: Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in the Premier Shares of Chase Balanced Fund, the Lehman Government/Credit Index, (formerly the Lehman Intermediate Government/Credit Index), the Standard & Poor's 500 Index and the Lipper Balanced Funds Index from December 31, 1990 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 10/16/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 10/16/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Balanced Fund is the successor to the AVESTA Trust-Balanced Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Balanced Fund, a new investment portfolio of MFIT.

Chase Balanced Fund, unlike the AVESTA Trust-Balanced Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Balanced Funds Index represents performance of the largest 30 balanced funds. Each of these funds invests in a portfolio of stocks and bonds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. It includes 500 widely held common stocks. Total return figures represent the reinvestment of dividends. An individual cannot invest directly in an index.

Lehman Government/Credit Index includes the Government and Corporate Bond Indices, including the U.S. Government Treasury and agency securities, corporate and yankee bonds. The index is unmanaged and includes the reinvestment of dividends. An individual cannot invest directly in an index.

CHASE EQUITY INCOME FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Equity Income Fund, which invests in the income-oriented stocks of large U.S. companies seeking capital growth and a yield higher than the S&P 500 Index, lost 3.85% (Premier shares) for the year ended December 31, 2000. This compares with a loss of 9.10% for the S&P 500 Index.

HOW THE FUND WAS MANAGED

Regulation proved the dominant theme for this Fund in 2000. In sectors like financials and utilities, the deregulation of the past few years proved a positive force and boosted stock prices. In telecommunications, however, the increased competition unleashed by deregulation damaged stocks of long distance telephone companies.

Financial stocks proved particularly strong contributors to performance, following the dismantling in late 1999 of the Depression era Glass-Steagall Act that had separated securities brokerage and commercial banking businesses. The move unleashed a wave of M&A activity as financial institutions sought to buy "scale". This caused many stocks to be re-rated. Holdings like American International Group, Bank of New York, Citigroup, Merrill Lynch and Morgan Stanley Dean Witter performed well.

Two of the more aggressive utilities companies, Duke Power and Enron, also moved higher. These companies have diversified enthusiastically into growth areas of the utilities industry since deregulation. Enron has been particularly successful, not only in power generation, but also in businesses such as broadband telecommunications.

Conversely, deregulation has led stock market investors to view long- distance telecommunications as a commodity-type business where prices will come under continuous pressure. The stock prices of two holdings--AT&T and Worldcom--fell by more than 50% in the year, as their valuations shrank from being at a premium to a discount.

Healthcare stocks recovered from low levels, as threatened regulation to reduce drug prices did not materialize. Abbott Laboratories, American Home Products, Eli Lilly, Merck, Pfizer and Pharmacia all did well.

Elsewhere, performance was varied. In the consumer discretionary sector, Wal-Mart Stores and Home Depot both fell back. In consumer staples, however, names like Anheuser-Busch, Philip Morris and Sysco Corp gained ground.

The Fund's outperformance of the S&P 500 Index is what should be expected in a falling market. As an equity income investment vehicle, it is naturally positioned in defensive stocks.

LOOKING AHEAD

In an uncertain financial environment, this Fund will continue to have defensive characteristics. It continues to be for investors who wish to reap equity market type returns, but to limit the associated volatility.

CHASE EQUITY INCOME FUND
As of December 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS


Financial                                                          15.6%
Technology                                                         15.4%
Health Care                                                        14.9%
Utilities                                                          13.7%
Consumer Cyclicals                                                 11.4%
Capital Goods                                                       7.8%
Consumer Staples                                                    6.6%
Cash Equivalent & Short-Term Paper                                  6.0%
Energy                                                              6.0%
Basic Materials                                                     2.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. AMERICAN INTERNATIONAL GROUP, INC. (3.9%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

2. GENERAL ELECTRIC CO. (3.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

3. CITIGROUP, INC. (3.4%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. SYSCO CORP. (3.0%) Markets and distributes foodservice products throughout the entire United States, as well as portions of Alaska and Canada. The Company provides food and related products and services to restaurants, healthcare and educational facilities, lodging establishments, and other foodservice customers.

5. SBC COMMUNICATIONS, INC. (2.9%) Provides communications services in the United States and in other countries. The Company provides local and long-distance phone service, wireless and data communications, paging, Internet access and messaging, cable and satellite television, security services and telecommunications equipment.

6. INTERNATIONAL BUSINESS MACHINES CORP. (2.7%) Provides technologies, systems, products, services, software and financing. The Company offers products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

7. PFIZER, INC. (2.6%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

8. VERIZON COMMUNICATIONS (2.6%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.

9. ENRON CORP. (2.6%) Conducts electricity, natural gas, and communications businesses. The Company produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers.

10. TEXAS INSTRUMENTS, INC. (2.4%) Provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies.

Top 10 equity holdings comprised 29.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE EQUITY INCOME FUND

As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS


                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Premier Shares          -3.85%       11.11%       16.21%        14.77%
 Investor Shares         -4.09%       10.88%       16.06%        14.70%

10-YEAR PERFORMANCE (12/31/90 TO 12/31/00)


                      Chase Equity                Lipper
                       Income Fund              Large-Cap
                   (Premier Shares)     Value Funds Index         S&P 500 Index
                   ----------------     -----------------         -------------
12/90                       $10,000               $10,000               $10,000
12/91                       $12,203               $13,064               $13,040
12/92                       $12,893               $14,192               $14,033
12/93                       $14,481               $16,074               $15,445
12/94                       $13,996               $16,102               $15,647
12/95                       $18,712               $21,454               $21,519
12/96                       $22,058               $25,974               $26,451
12/97                       $28,908               $33,368               $35,270
12/98                       $36,480               $39,453               $45,351
12/99                       $41,242               $43,708               $54,884
12/00                       $39,651               $44,174               $49,892

Source: Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Equity Income, the Standard & Poor's 500 Index and the Lipper Large Cap-Value Funds Index from December 31, 1990 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/24/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/24/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Equity Income Fund is the successor to the AVESTA Trust Equity Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Equity Income Fund, a new investment portfolio of MFIT.

Chase Equity Income Fund, unlike the AVESTA Equity Income Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Large Cap-Value Funds Index consists of funds that invest in large-cap value-stocks. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. It includes 500 widely held common stocks. Total return figures represent the reinvestment of dividends. An individual cannot invest directly in an index.

CHASE SMALL CAPITALIZATION FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Small Capitalization Fund, which seeks to provide capital growth by investing in small-cap common stocks, posted a total return of 12.98% (Premier shares) for the year ended December 31, 2000. This outperforms a gain of 11.80% for the S&P SmallCap 600 Index.

HOW THE FUND WAS MANAGED

Small-cap equities staged a "stealth" bull market during 2000. While the headlines captured the slide in large caps, particularly technology, small-cap stock prices recorded a strong performance.

Gains were driven by buoyant earnings growth. During the first quarter of 2000, small stock earnings growth overtook that of large companies for the first time since the mid-1990's. Small stock earnings continued to grow faster for the rest of the year.

Most of the stock price gains occurred in January, February and March. For much of the rest of the year, stocks remained in a trading range, and the Fund only touched new highs in August/September. The market was held back by concerns over how far the Federal Reserve Board would need to raise interest rates in order to slow the runaway U.S. economy. Additionally, technology stocks fell back from inflated valuations.

The Fund's outperformance was partly generated by the manager's decision to cut back technology holdings in the spring. Strong performance had left many stocks on extended valuations. A number of stocks, including JDS Uniphase and Atmel were sold. A number of the stocks sold subsequently experienced sharp corrections.

The best performing sectors were healthcare and financials. In healthcare, Community Health Systems, IDEC Pharmaceuticals and Province Healthcare made gains. Financials boasted strong performances from Investor Financial Services and SEI Investments. Elsewhere, energy exploration companies Louis Dreyfus Natural Gas Co and Pride International rose with climbing energy prices. Consumer discretionary companies Jack In The Box and Timberland did well. Even technology registered some gains--Molecular Devices and Perkin Elmer, for example, made strong contributions to performance.

LOOKING AHEAD

Looking forward, we remain optimistic. We anticipate that earnings growth should continue to be the motor of outperformance, with small cap earnings forecast to grow twice as fast as those of large-cap companies. Yet small caps continue to trade on significantly lower valuations. Additionally, the probable further reduction of interest rates is positive for small-cap stocks.

CHASE SMALL CAPITALIZATION FUND
As of December 31, 2000 (Unaudited)


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Cyclicals                                                 21.1%
Health Care                                                        19.5%
Technology                                                         15.6%
Financial                                                          14.7%
Energy                                                              7.2%
Utilities                                                           5.6%
Capital Goods                                                       4.9%
Cash Equivalent & Short-Term Paper                                  4.2%
Basic Materials                                                     2.5%
Consumer Staples                                                    1.6%
Transportation                                                      1.6%
Real Estate                                                         1.5%


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. PROVINCE HEALTHCARE CO. (2.6%) Provides health care services in non-urban markets in the United States. It owns or leases acute care hospitals in several states. Province also provides management services to primarily non-urban hospitals in the United States and Puerto Rico.

2. PERKINELMER, INC. (2.3%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

3. INVESTORS FINANCIAL SERVICES CORP. (2.1%) Provides asset administration services for the financial services industry through its wholly owned subsidiaries. The Company provides global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund services.

4. BJ'S WHOLESALE CLUB, INC. (1.9%) Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern United States.

5. COMMUNITY HEALTH SYSTEMS, INC. (1.9%) Provides acute healthcare services in non-urban communities. The Company provides a variety of inpatient and outpatient medical, surgical, and emergency services. Other services offered include obstetrics, psychiatric care, and chemical-dependency treatment.

6. VARIAN, INC. (1.8%) Develops, manufacturers, sells and services a variety of scientific instruments and vacuum technologies. It supplies analytical and research instruments and related equipment for studying the chemical composition of a range of substances, as well as develops nuclear magnetic resonance spectrometers and vacuum products.

7. COMMERCE BANCORP, INC. (1.8%) A multi-bank holding company with banking subsidiaries in New Jersey and Pennsylvania. The Banks provide retail and commercial banking services and products, including various checking and savings accounts, safe deposit facilities, and a variety of loans.

8. PATTERSON DENTAL CO. (1.7%) Distributes dental products to dentists, dental laboratories, institutions, physicians, and other healthcare providers. The Company provides products such as x-ray film, impression and restorative materials, hand instruments, sterilization products, and front office forms. Patterson markets its products and services in the United States and Canada.

9. CULLEN/FROST BANKERS, INC. (1.7%) Is the holding company for The Frost National Bank and United States National Bank of Gavelston. The Banks provide commercial banking, consumer services, international banking, trust services, correspondent banking, discount brokerage, and insurance services through a network of offices in Texas.

10. ADVANCE PARADIGM, INC. (1.7%) Provides health benefit management services. The Company provides integrated pharmacy benefit management services, including clinical programs, mail service, retail network management and claims adjudication.

Top 10 equity holdings comprised 19.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE SMALL CAPITALIZATION FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS


                                                                SINCE
                                                            INCEPTION
                       1 YEAR       3 YEARS      5 YEARS       4/1/93
                      -------       -------      -------    ---------
Premier Shares         12.98%        7.89%       15.32%        13.86%
Investor Shares        12.72%        7.66%       15.18%        13.76%


LIFE OF FUND PERFORMANCE (4/1/93 TO 12/31/00)




                          Chase Small             Fund Lipper
                       Capitalization               Small-Cap       S&P SmallCap
                     (Premier Shares)        Core Funds Index          600 Index
                     ----------------        ----------------       ------------
4/93                 $10,000                 $10,000            $10,000
12/93                $10,890                 $11,318            $11,901
12/94                $10,230                 $11,337            $11,332
12/95                $13,410                 $14,821            $14,728
12/96                $17,550                 $17,592            $17,867
12/97                $21,781                 $21,503            $22,439
12/98                $21,381                 $20,722            $22,142
12/99                $24,208                 $24,900            $24,889
12/00                $27,350                 $32,599            $27,839

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance of $10,000 invested in Premier Shares of Chase Small Capitalization Fund, the Standard & Poor's SmallCap 600 Index and the Lipper Small-Cap Core Funds Index from April 1, 1993 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index and the Average do not include a sales charge and have been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/12/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/12/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

The Chase Small Capitalization Fund is the successor to the AVESTA Trust Small Capitalization Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Small Capitalization Fund, a new investment portfolio of MFIT.

The Chase Small Capitalization Fund, unlike the AVESTA Small Capitalization Fund is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Small-Cap Core Funds Index consists of funds that invest in small-capitalization stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard and Poor's SmallCap 600 Index is a broad-based index consisting of 600 small capitalization companies. The index is unmanaged and reflects the reinvestment of dividend. An individual cannot invest directly in an index.

Small Capitalization funds typically carry more risk than stock funds investing in well-established blue chip companies since smaller companies generally have a higher risk of failure. Historically smaller companies' stock has experienced a greater degree of market volatility than the average stock.

CHASE CORE EQUITY FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Core Equity Fund, which seeks to provide capital appreciation by investing in a diversified portfolio of large cap common stocks, posted a total return of minus 11.99% (Premier shares) for the year ended December 31, 2000. This compares with a loss of 9.10% for the S&P 500 Index.

HOW THE FUND WAS MANAGED

Extraordinary volatility in technology stocks hurt the Fund. The rising tide in technology stocks lifted it during the first three months of the year. But as technology stock prices started to fall back in March, so did the Fund.

The initial setbacks occurred among some of the more speculative technology names. By the autumn, however, even the sector's bellwether names were losing value. One after another, they issued statements warning of shrinking technology spending.

In common with its S&P 500 Index benchmark, about a third of the Fund's value was in technology stocks. Among the Fund's worst hit holdings were well-known names like Cisco Systems, Dell Computer, Intel Corp and Lucent Technologies. The manager avoided the worst of the fall in Microsoft by reducing the Fund's holding ahead of the damaging conclusion to the spring anti-trust lawsuit.

Outside technology, performance was mixed. Some names could not escape the economic slowdown. Home Depot, for example, issued a profit warning in the third quarter. But there were gains in classic defensive sectors like consumer staples, healthcare and utilities. Among consumer staples, Pepsico and Walgreen made positive contributions. Healthcare stocks Merck and Pfizer also rose.

Stock picks from a variety of sectors were strong. The biggest riser was American International Group, the insurance giant. Utility company Enron continued to move ahead, as its management demonstrated both vision and competence. Southwest Airlines turned in buoyant earnings. Financial companies Citigroup and Merrill Lynch also performed well. Even a couple of technology holdings, including EMC and Sanmina, made positive contributions for the year.

LOOKING AHEAD

Looking forward, the manager will seek to invest in companies with sustainable earnings growth potential. The Fund will look for opportunities created by indiscriminate selling and further Federal Reserve Board rate cuts.

CHASE CORE EQUITY FUND
As of December 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS


Technology                                                       21.4%
Consumer Staples                                                 19.9%
Financial                                                        17.3%
Health Care                                                      15.0%
Utilities                                                         8.9%
Energy                                                            7.0%
Capital Goods                                                     6.7%
Transportation                                                    2.2%
Basic Materials                                                   1.0%
Cash Equivalent & Short-Term Paper                                0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (4.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. AMERICAN INTERNATIONAL GROUP, INC. (4.4%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. EXXON MOBIL CORP. (3.9%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. PFIZER, INC. (3.2%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

5. WAL-MART STORES, INC. (3.1%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

6. CITIGROUP, INC. (3.0%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

7. AMERICAN EXPRESS CO. (3.0%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

8. CISCO SYSTEMS, INC. (2.3%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

9. ENRON CORP. (2.3%) Conducts electricity, natural gas, and communications businesses. The Company produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers.

10. SOUTHWEST AIRLINES, INC. (2.2%) A United States airline that provides primarily short-haul, high-frequency, point-to-point service. The Company offers low, unrestricted, unlimited, everyday coach fares to its customers.

    Top 10 equity holdings comprised 32.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE CORE EQUITY FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                            INCEPTION
                         1 YEAR      3 YEARS      5 YEARS       4/1/93
                      ---------      -------      -------       ------
 Premier Shares         -11.99%       12.61%       18.46%        15.39%
 Investor Shares        -12.19%       12.39%       18.32%        15.30%

LIFE OF FUND PERFORMANCE (4/1/93 TO 12/31/00)


                            Chase Core                                  Lipper
                           Equity Fund               Large-Cap         S&P 500
                      (Premier Shares)        Core Funds Index           Index
                      ----------------        ----------------         -------
4/93                           $10,000                 $10,000         $10,000
12/93                          $10,800                 $10,891         $10,808
12/94                          $10,358                 $10,773         $10,949
12/95                          $13,006                 $14,195         $15,057
12/96                          $15,936                 $17,008         $18,509
12/97                          $21,246                 $21,983         $24,680
12/98                          $27,823                 $27,904         $31,734
12/99                          $34,476                 $33,304         $38,405
12/00                          $30,342                 $30,847         $34,911

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Core Equity Fund, the Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index from April 1, 1993 to December 31, 2000. The performance of the Fund assumed the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 9/10/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 9/10/98 are based on the predecessor Premier Shares class and do not include Investor Share expenses.

Chase Core Equity Fund is the successor to the AVESTA Trust Core Equity Income Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Core Equity Fund, a new investment portfolio of MFIT.

Chase Core Equity Fund, unlike the AVESTA Core Equity Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Large-Cap Core Funds Index consists of funds that invest in both growth and value stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in the index.

CHASE EQUITY GROWTH FUND
As of December 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Equity Growth Fund, which seeks to provide capital growth by investing in large cap growth stocks, declined by 23.65% (Premier shares) for the year ended December 31, 2000. This compares with a loss of 22.08% for the S&P 500/BARRA Growth Index.

HOW THE FUND WAS MANAGED

Growth stocks experienced extraordinary volatility in 2000 as technology valuations imploded. The rising tide in technology stocks lifted the Fund during the first three months of the year. But as technology stock prices started to fall back in March, so did the Fund.

The initial setbacks occurred among some of the more speculative technology names. By the autumn, however, even the sector's bellwether names were losing value. One after another, they issued statements warning of shrinking technology spending.

In common with its S&P 500/BARRA Growth Index benchmark, the Fund had a high weighting in technology stocks. Holdings which suffered were well-known names like Cisco Systems, Dell Computer, Lucent Technologies, and Microsoft. To demonstrate how stretched valuations became can be seen in the fact that Cisco's market capitalization was, at one point, greater than that of the entire S&P SmallCap 600 Index.

Outside technology, performance was mixed. Healthcare was the best performing sector. Classic defensive stocks like Eli Lilly, Merck, Pfizer and Warner-Lambert did well. Even here, however, some highly rated growth stocks corrected. Medimmune fell back as analysts voiced fears over the European launch of its successful Synagis treatment for respiratory infections in babies.

Some financials recorded gains. Of particular note were Merrill Lynch and Morgan Stanley. Consumer staples stocks varied. While Pepsico recorded a positive performance, Procter & Gamble fell back as it reported disappointing earnings growth. In the consumer discretionary sector, Best Buy and Wal-Mart Stores were significant decliners.

LOOKING AHEAD

Looking forward, the manager will seek to invest in companies with sustainable earnings growth potential. The manager will look for opportunities in these equities created by indiscriminate selling, and probable further Federal Reserve Board rate cuts.

CHASE EQUITY GROWTH FUND
As of December 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS


Technology                                                        37.8%
Health Care                                                       24.6%
Consumer Cyclicals                                                17.1%
Capital Goods                                                      8.2%
Financial                                                          8.0%
Consumer Staples                                                   3.7%
Utilities                                                          0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (6.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. PFIZER, INC. (5.9%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

3. EMC CORP. (5.9%) Provides enterprise storage systems, software, networks and services.

4. CISCO SYSTEMS, INC. (4.5%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

5. WAL-MART STORES, INC. (4.4%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

6. AMGEN, INC. (4.3%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. The Company focuses its research on secreted protein and small molecule therapeutics.

7. INTEL CORP. (3.8%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

8. NOVELLUS SYSTEMS, INC. (3.3%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films.

9. ORACLE CORP. (3.2%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.

10. MERRILL LYNCH & CO., INC. (3.1%) Provides a variety of financial and investment services through offices around the world. The Company serves the needs of both individual and institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending and insurance.

    Top 10 equity holdings comprised 45.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE EQUITY GROWTH FUND
As of December 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
 Premier Shares         -23.65%       12.49%       18.67%        15.47%
 Investor Shares        -23.85%       12.25%       18.52%        15.39%

10-YEAR PERFORMANCE (12/31/90 TO 12/31/00)


               Chase Equity
                Growth Fund      Lipper Large-Cap       S&P 500/BARRA
            (Premier Shares)   Growth Funds Index        Growth Index
            ---------------    ------------------       -------------
    12/90           $10,000               $10,000             $10,000
    12/91           $13,165               $13,734             $13,837
    12/92           $14,014               $14,680             $14,538
    12/93           $14,362               $16,246             $14,783
    12/94           $14,229               $16,114             $15,245
    12/95           $17,902               $21,743             $21,057
    12/96           $21,574               $26,218             $26,107
    12/97           $29,597               $33,454             $35,602
    12/98           $41,845               $45,656             $50,607
    12/99           $55,170               $61,548             $64,913
    12/00           $42,128               $49,288             $50,606

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

This chart represents the comparative performance for $10,000 invested in Premier Shares of Chase Equity Growth Fund, the Standard and Poor's 500/BARRA Growth Index and Lipper Large-Cap Growth Funds Index from December 31, 1990 to December 31, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. Premier Shares carry a $250,000 minimum initial investment and carry no sales charge.

Investor Shares were introduced on 8/13/98 and have a minimum initial investment of $2,500. Please note internal expenses are greater for the Investor Shares class. Performance measurements for the Investor Shares prior to 8/13/98 are based on the predecessor Premier Shares class and do not include Investor Share class expenses.

Chase Equity Growth Fund is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust. As part of the conversion, the Fund transferred all of its assets to Chase Equity Growth Fund, a new investment portfolio of MFIT.

Chase Equity Growth Fund, unlike the AVESTA Equity Growth Fund, is subject to certain diversification, distribution and other requirements imposed under the Internal Revenue Code, which may impact performance.

The Lipper Large-Cap Growth Funds Index consists of funds that invest in large-cap growth stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

The Standard and Poor's 500/BARRA Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

CHASE MONEY MARKET FUND
Portfolio of Investments

As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT
   (USD)     ISSUER                                                    VALUE
--------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENTS -- 98.6%
--------------------------------------------------------------------------------
             State and Municipal Obligation -- 2.6%
             --------------------------------------
 $  5,000    Texas State, Taxable, Veterans Housing Assistance,
             Ser. A-2, FRDO, 6.65%, 01/03/01                        $  5,000
             (Cost $5,000)
             Corporate Notes & Bonds -- 62.5%
             --------------------------------
             AUTOMOTIVE -- 7.9%
   10,000    Chrysler Financial Co., LLC, Ser. R, MTN, FRN, 6.78%,
               01/29/01                                               10,001
    5,000    General Motors Acceptance Corp., MTN, FRN, 6.77%,
               07/27/01                                                5,000
                                                                     -------
                                                                      15,001

             BANKING -- 5.3%
   10,000    Dresdner Bank AG, (Germany), (Yankee),
               FRN, 6.58%, 03/28/01                                    9,999

             FINANCIAL SERVICES -- 31.9%
   10,000    Associates Corp. of North America, SUB,
               FRN, 6.58%, 06/15/01                                   10,000
   12,000    Bear Stearns Co., Inc., Ser. B, MTN, FRN,
               6.71%, 02/23/01                                        12,001
    5,000    Bollingbrent LTD Partnership, Ser. 1999, FRDO,
               6.73%, 01/03/01                                         5,000
    5,000    Citicorp, Ser. C, MTN, FRN, 6.91%, 01/23/01               5,001
    6,000    Goldman Sachs Group LP, Ser. A, MTN, FRN, #,
               6.92%, 07/13/01                                         6,000
    5,000    Homeside Lending, Inc., MTN, FRN, 6.86%, 04/24/01         5,001
    5,000    International Lease Finance Corp., FRN, 6.82%,
               02/01/01                                                5,000
    4,885    Merrill Lynch & Co., Inc., MTN, FRN, 6.83%, 08/10/01      4,887
    8,000    Morgan Stanley Dean Witter & Co., FRN, 7.01%,
               02/13/01                                                8,002
                                                                     -------
                                                                      60,892

             MACHINERY & ENGINEERING EQUIPMENT -- 7.9%
             Caterpillar Financial Services Corp., Ser. F, MTN, FRN,
    5,000      6.79%, 06/01/01                                         5,001
   10,000      6.94%, 07/09/01                                        10,005
                                                                     -------
                                                                      15,006

             TELECOMMUNICATIONS -- 9.5%
    8,000    AT&T Corp., FRN, #, 6.73%, 07/19/01                       8,000
   10,000    SBC Communications, Inc., FRN, #, 6.71%, 05/15/01         9,999
                                                                     -------
                                                                      17,999
             -----------------------------------------------------------------
             Total Corporate Notes & Bonds                           118,897
             (Cost $118,897)
             -----------------------------------------------------------------

             Commercial Paper -- 12.4%
             -------------------------
             BANKING-- 9.3%
    8,000    Forrestal Funding Master Trust Notes, Ser. 2000-A, #,
               6.64%, 03/16/01                                         7,893
   10,000    Halifax PLC (United Kingdom), 6.61%, 05/02/01             9,785
                                                                     -------
                                                                      17,678

                        See notes to financial statements.

CHASE MONEY MARKET FUND
Portfolio of Investments (Continued)

As of December 31, 2000
(Amounts in Thousands)

PRINCIPAL
 AMOUNT
 (USD)         ISSUER                                                VALUE
--------------------------------------------------------------------------------
   MONEY MARKET INSTRUMENTS-- CONTINUED
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT -- 3.1%
 $  5,820    Motorola Credit Corp., 6.00%, 01/02/01                $  5,819
             -------------------------------------------------------------------
             Total Commercial Paper                                  23,497
             (Cost $23,497)
             -------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT -- 18.4%
             --------------------------------
   10,000    Commerzbank AG (Germany), (Yankee),
               6.52%, 01/08/01                                       10,000
   10,000    Landesbank Hessen-Thuringen Girozentrale,
               (Germany), (Yankee), 6.89%, 04/30/01                  10,000
   10,000    Norddeutsche Landesbank Girozentrale,
               (Germany), (Yankee), 6.55%, 01/18/01                   9,999
    5,000    Svenska Handelsbanken, Inc., (Sweden), (Yankee),
               6.75%, 02/14/01                                        5,000
             -------------------------------------------------------------------
             Total Certificates of Deposit                           34,999
             (Cost $34,999)
             -------------------------------------------------------------------
             Time Deposit -- 2.7%
             --------------------
    5,064    Societe Generale (France), 6.63%, 01/02/01               5,064
             (Cost $5,064)
             -------------------------------------------------------------------
             Total Investments -- 98.6%                            $187,457
             (Cost $187,457)
             -------------------------------------------------------------------

                        See notes to financial statements.

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments

As of December 31, 2000
(Amounts in Thousands)

PRINCIPAL
AMOUNT                  ISSUER                                         VALUE
--------------------------------------------------------------------------------
   LONG-TERM INVESTMENTS -- 96.8%
--------------------------------------------------------------------------------
             U.S. Treasury Securities-- 15.1%
             --------------------------------
             U.S. Treasury Notes & Bonds,
   $1,350      6.00%, 08/15/09                                     $  1,424
      900      6.50%, 08/15/05                                          952
    1,000      6.50%, 02/15/10                                        1,094
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                           3,470
             (Cost $3,309)
             -------------------------------------------------------------------
             U.S. Government Agency Securities -- 55.1%
             ------------------------------------------
    1,330    Federal Farm Credit Bank, MTN, 6.90%, 05/01/02           1,349
             Federal Home Loan Mortgage Corp.,
    1,500      6.25%, 10/15/02                                        1,516
    2,500      7.00%, 02/15/03                                        2,569
    1,000      7.38%, 05/15/03                                        1,039
             Federal National Mortgage Association,
    1,500      5.25%, 01/15/03                                        1,490
      500      6.00%, 05/15/08                                          502
    1,000      6.50%, 08/15/04                                        1,026
    1,000      6.63%, 09/15/09                                        1,042
    2,000      7.13%, 02/15/05                                        2,101
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities                 12,634
             (Cost $12,203)
             -------------------------------------------------------------------
             Residential Mortgage Backed Securities -- 26.6%
             -----------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATION -- 5.6%

    1,268    Federal Home Loan Mortgage Corp., Ser. 2196,
               Class MA, 7.00%, 11/15/06                              1,279

             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 21.0%
             Federal National Mortgage Association,
      653      Pool 190806, 6.00%, 05/01/01                             649
    2,221      Pool 251901, 6.50%, 08/01/13                           2,220
             Government National Mortgage Association,
      950      Pool 526096, 8.50%, 09/15/30                             980
      951      Pool 531310, 8.50%, 08/15/30                             981
                                                                    -------
                                                                      4,830
             -------------------------------------------------------------------
             Total Residential Mortgage Backed Securities             6,109
             (Cost $6,105)
--------------------------------------------------------------------------------
             Total Long-Term Investments                             22,213
             (Cost $21,617)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.7%
--------------------------------------------------------------------------------
             U.S. Government Agency Security -- 0.7%
             --------------------------------------
      162    Federal Farm Credit Bank, DN, 5.75%, 01/02/01              162
             (Cost $162)
--------------------------------------------------------------------------------
             Total Investments-- 97.5%                              $22,375
             (Cost $21,779)
--------------------------------------------------------------------------------

                        See notes to financial statements.

CHASE INTERMEDIATE TERM BOND FUND
Portfolio of Investments

As of December 31, 2000
(Amounts in Thousands)

PRINCIPAL
AMOUNT
(USD)      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS -- 97.0%
--------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES -- 12.2%
             ---------------------------------
             U.S. Treasury Notes & Bonds,
   $2,000      5.63%, 11/30/02                                     $  2,016
      650      6.13%, 08/15/29                                          707
    2,200      8.13%, 08/15/19                                        2,844
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                           5,567
             (Cost $5,420)
             -------------------------------------------------------------------
             U.S. Government Agency Securities -- 11.9%
             -----------------------------------------
             Federal Home Loan Bank,
    1,400      5.40%, 03/01/04                                        1,388
      500      7.00%, 04/02/07                                          531
             Federal Home Loan Mortgage Corp.,
    1,300      5.75%, 03/15/09                                        1,282
      650      6.25%, 07/15/04                                          661
             Federal National Mortgage Association,
      800      6.50%, 08/15/04                                          821
      700      7.25%, 01/15/10                                          760
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities                  5,443
             (Cost $5,263)
             -------------------------------------------------------------------
             Foreign Government Security -- 1.9%
             -----------------------------------
      800    Manitoba Province (Canada), 7.50%, 02/22/10                877
             (Cost $865)
             -------------------------------------------------------------------
             Corporate Notes & Bonds -- 38.6%
             --------------------------------
             AEROSPACE -- 0.8%
      365    Raytheon Co., #, 7.90%, 03/01/03                           375

             AUTOMOTIVE -- 1.6%
      750    TRW, Inc., #, 6.45%, 06/15/01                              747

             BANKING -- 3.6%
      800    Bank One Corp., 7.88%, 08/01/10                            833
      800    MBNA America Bank, N.A., 7.75%, 09/15/05                   818
                                                                    -------
                                                                      1,651
             COMPUTERS/COMPUTER HARDWARE -- 1.8%
      800    Hewlett-Packard Co., 7.15%, 06/15/05                       824

             CONSUMER PRODUCTS -- 1.8%
      800    Procter & Gamble Co., 6.60%, 12/15/04                      821

             FINANCIAL SERVICES -- 5.9%
      475    FleetBoston Financial Corp., 7.25%, 09/15/05               488
      800    Heller Financial, Inc., 8.00%, 06/15/05                    832
      800    Lehman Brothers Holdings, Inc., 8.25%, 06/15/07            847
      500    National Rural Utilities Cooperative Finance Corp.,
               6.13%, 05/15/05                                          498
                                                                    -------
                                                                      2,665
             FOOD/BEVERAGE PRODUCTS -- 3.0%
      800    Coca-Cola Enterprises, 7.13%, 09/30/09                     835
      500    Conagra Foods, Inc., 7.88%, 09/15/10                       540
                                                                    -------
                                                                      1,375

                        See notes to financial statements.

CHASE INTERMEDIATE TERM BOND FUND
Portfolio of Investments (Continued)


As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT
    (USD)     ISSUER                                                  VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             INSURANCE -- 1.7%
   $  750    GE Global Insurance Holding Corp., 7.75%, 06/15/30$        789

             MULTI-MEDIA -- 3.0%
      800    Time Warner Entertainment Co. LP, 8.38%, 03/15/23          867
      500    Viacom, Inc., 7.88%, 07/30/30                              512
                                                                     ------
                                                                      1,379
             OIL & GAS -- 4.4%
      800    Amerada Hess Corp., 7.88%, 10/01/29                        839
      330    PEMEX Finance LTD (Cayman Islands), #,
               9.03%, 02/15/11                                          354
      800    Repsol International Finance BV (Netherlands),
               7.45%, 07/15/05                                          820
                                                                     ------
                                                                      2,013
             PAPER/FOREST PRODUCTS -- 1.8%
      800    International Paper Co., #, 8.13%, 07/08/05                831

             PIPELINES -- 1.2%
      550    Enron Corp., 7.88%, 06/15/03                               571

             RETAILING-- 1.8%
      800    Wal-Mart Stores, Inc., 6.88%, 08/10/09                     835

             TELECOMMUNICATIONS-- 6.2%
      800    MCI Worldcom, Inc., 7.55%, 04/01/04                        804
      750    Metronet Communications Corp., (Canada), SUB,
               0.00%, 06/15/03                                          613
      700    Telefonica Europe BV (Netherlands), 7.75%, 09/15/10        709
      650    Vodafone AirTouch PLC (United Kingdom), #, 7.63%,
               02/15/05                                                 673
                                                                     ------
                                                                      2,799
             -------------------------------------------------------------------
             Total Corporate Notes & Bonds                           17,675
             (Cost $17,031)
             -------------------------------------------------------------------

             Residential Mortgage Backed Securities -- 31.3%
             -----------------------------------------------
             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 31.3%

      959    Federal Home Loan Mortgage Corp., Gold Pool
               C17245, 7.00%, 11/01/28                                  962
             Federal National Mortgage Association,
      573      Pool 253033, 7.00%, 02/01/15                             579
      306      Pool 398212, 6.50%, 02/01/13                             307
    1,494      Pool 398265, 6.00%, 03/01/28                           1,447
      868      Pool 429362, 6.00%, 08/01/29                             840
      824      Pool 442508, 6.00%, 09/01/13                             814
    2,138      Pool 498091, 6.50%, 05/01/29                           2,108
      307      Pool 509687, 6.50%, 09/01/14                             306
      409      Pool 510435, 6.50%, 01/01/15                             409
      691      Pool 527266, 6.50%, 11/01/14                             691
    1,195      Pool 547477, 7.50%, 07/01/30                           1,213

                        See notes to financial statements.

CHASE INTERMEDIATE TERM BOND FUND
Portfolio of Investments (Continued)


As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT
   (USD)     ISSUER                                                   VALUE
--------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             Government National Mortgage Association,
   $  742      Pool 448704, 7.50%, 10/15/27                       $     755
    1,332      Pool 486598, 6.50%, 10/15/28                           1,317
    1,086      Pool 504549, 7.00%, 09/15/29                           1,090
    1,468      Pool 508316, 8.00%, 02/15/30                           1,506
             -------------------------------------------------------------------
             Total Residential Mortgage Backed Securities            14,344
             (Cost $13,964)
             -------------------------------------------------------------------
             Commercial Mortgage Backed Securities-- 1.1%
             --------------------------------------------
      248    Bear Stearns Commercial Mortgage Securities, Ser.
               2000-WF2, Class A1, 7.11%, 09/15/09                      258
      247    LB-UBS Commercial Mortgage Trust, Ser. 2000-C4,
               Class A1, 7.18%, 09/15/09                                258
             -------------------------------------------------------------------
             Total Commercial Mortgage Backed Securities                516
             (Cost $497)
--------------------------------------------------------------------------------
             Total Long-Term Investments                             44,422
             (Cost $43,040)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 2.3%
--------------------------------------------------------------------------------
             U.S. Government Agency Security-- 2.3%
             --------------------------------------
    1,074    Federal Farm Credit Bank, DN, 5.75%, 01/02/01            1,074
             (Cost $1,074)
--------------------------------------------------------------------------------
             Total Investments-- 99.3%                              $45,496
             (Cost $44,114)
--------------------------------------------------------------------------------

                        See notes to financial statements.

CHASE U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments

As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT     ISSUER                                                  VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 106.1%
--------------------------------------------------------------------------------
             U.S. Treasury Securities -- 56.1%
             ---------------------------------
             U.S. Treasury Notes & Bonds,
  $   350      5.63%, 11/30/02                                      $   353
      100      5.75%, 08/15/03                                          101
      400      6.00%, 08/15/09                                          424
      240      6.13%, 08/15/29                                          261
      300      6.75%, 05/15/05                                          320
      700      8.13%, 08/15/19                                          906
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                           2,365
             (Cost $2,235)
             -------------------------------------------------------------------
             U.S. Government Agency Security -- 6.1%
             ---------------------------------------
      250    Federal National Mortgage Association,
               6.38%, 06/15/09                                          256
             (Cost $235)

             Residential Mortgage Backed Securities -- 43.9%
             -----------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.3%
             Government National Mortgage Association,
       83      Ser. 1999-8, Class A, 6.25%, 06/16/25                     83
      100      Ser. 1999-10, Class PH, 5.75%, 06/20/20                   99
                                                                     ------
                                                                        182


             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 39.6%
      364    Federal Home Loan Mortgage Corp.,
               Gold Pool E00766, 7.00%, 12/01/14                        368
             Federal National Mortgage Association,
      119      Pool 424307, 6.50%, 07/01/13                             119
      119      Pool 507775, 6.00%, 08/01/29                             115
      332      Pool 525908, 7.00%, 12/01/29                             333
             Government National Mortgage Association,
      244      Pool 473829, 6.50%, 01/15/29                             241
      165      Pool 509443, 9.00%, 12/15/29                             171
      313      Pool 510845, 7.50%, 12/15/29                             319
                                                                     ------
                                                                      1,666
             --------------------------------------------------------------
             Total Residential Mortgage Backed Securities             1,848
             (Cost $1,806)
---------------------------------------------------------------------------
             Total Long-Term Investments                              4,469
             (Cost $4,276)
---------------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 25.9%
---------------------------------------------------------------------------
             U.S. Government Agency Security -- 25.9%
             ----------------------------------------
    1,093    Federal Farm Credit Bank, DN, 5.75%, 01/02/01            1,093
             (Cost $1,093)
--------------------------------------------------------------------------------
             Total Investments-- 132.0%                              $5,562
             (Cost $5,369)
--------------------------------------------------------------------------------

                        See notes to financial statements.

CHASE INCOME FUND
Portfolio of Investments

As of December 31, 2000
(Amounts in Thousands)

PRINCIPAL
AMOUNT
(USD)        ISSUER                                                   VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS--108.3%
--------------------------------------------------------------------------------
             U.S. Treasury Securities -- 16.9%
             ---------------------------------
             U.S. Treasury Notes & Bonds,
   $2,700      5.88%, 02/15/04                                       $2,755
    1,000      6.75%, 05/15/05                                        1,065
    3,400      8.13%, 08/15/19                                        4,396
             -------------------------------------------------------------------
             Total U.S. Treasury Securities                           8,216
             (Cost $7,793)
             -------------------------------------------------------------------
             U.S. Government Agency Securities -- 9.5%
             -----------------------------------------
             Federal Home Loan Bank,
    1,500      7.25%, 05/13/05                                        1,585
    1,500      7.63%, 05/15/07                                        1,641
             Federal National Mortgage Association,
      300      6.63%, 11/15/30                                          317
    1,000      7.25%, 01/15/10                                        1,086
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities                  4,629
             (Cost $4,422)
             -------------------------------------------------------------------
             Foreign Government Securities -- 4.2%
             -------------------------------------
      180    Bancomext Trust Division (Mexico), 11.25%, 05/30/06        197
      700    Korea Development Bank (South Korea), 6.50%,
               11/15/02                                                 693
      700    Quebec Province (Canada), 7.50%, 09/15/29                  747
      400    United Mexican States (Mexico), 9.88%, 02/01/10            429
             -------------------------------------------------------------------
             Total Foreign Government Securities                      2,066
             (Cost $1,991)
             -------------------------------------------------------------------
             Corporate Notes & Bonds -- 32.4%
             --------------------------------
             AEROSPACE -- 1.5%
      700    Raytheon Co., #, 7.90%, 03/01/03                           720

             AUTOMOTIVE-- 1.3%
      600    General Motors Acceptance Corp., 7.50%, 07/15/05           614

             BANKING -- 5.4%
      500    Bank of America Corp., 7.80%, 02/15/10                     520
      500    Bank One Corp., 7.88%, 08/01/10                            521
      550    Keystone Financial Mid-Atlantic Funding Corp., MTN,
               7.30%, 05/15/04                                          564
      500    Manufacturers & Traders Trust Co., 8.00%, 10/01/10         520
      500    MBNA America Bank, N.A., 7.75%, 09/15/05                   511
                                                                    -------
                                                                      2,636
             FINANCIAL SERVICES -- 2.3%
      600    CIT Group, Inc., 7.63%, 08/16/05                           610
      500    Heller Financial, Inc., 8.00%, 06/15/05                    520
                                                                    -------
                                                                      1,130
             INSURANCE -- 3.1%
    1,000    Conseco, Inc., 8.50%, 10/15/02                             865
      600    GE Global Insurance Holding Corp., 7.75%, 06/15/30         632
                                                                    -------
                                                                      1,497
             MANUFACTURING -- 1.9%
      880    Louisiana-Pacific Corp., 8.88%, 08/15/10              912

                        See notes to financial statements.

CHASE INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)


As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             MULTI-MEDIA-- 3.2%
  $   650    Clear Channel Communications, Inc., 7.88%, 06/15/05     $    672
      800    Time Warner Entertainment Co. LP, 8.38%, 03/15/23            866
                                                                      -------
                                                                        1,538

             OIL & GAS-- 5.6%
      800    PEMEX Finance Limited (Cayman Islands), 9.14%,
               08/15/04                                                   845
      400    Repsol International Finance BV (Netherlands),
               7.45%, 07/15/05                                            410
             Valero Energy Corp.,
      625      8.38%, 06/15/05                                            666
      600      8.75%, 06/15/30                                            662
      200    YPF Sociedad Anonima (Argentina), 7.25%, 03/15/03            196
                                                                      -------
                                                                        2,779

             PACKAGING-- 0.9%
      410    Tenneco Packaging, Inc., 8.00%, 04/15/07                     421

             PIPELINES-- 2.3%
      500    Duke Energy Field Services LLC, 7.88%, 08/16/10              532
      600    El Paso Energy Corp., 6.75%, 05/15/09                        594
                                                                      -------
                                                                        1,126

             TELECOMMUNICATIONS-- 2.6%
      600    U.S. West Capital Funding, Inc., 6.25%, 07/15/05             585
      650    Vodafone AirTouch PLC (United Kingdom), #, 7.63%,
               02/15/05                                                   673
                                                                      -------
                                                                        1,258

             UTILITIES-- 2.3%
      650    Cilcorp Inc., 8.70%, 10/15/09                                690
      500    Israel Electric Corp. (Israel), MTN, #, 7.75%,
               12/15/27                                                   441
                                                                      -------
                                                                        1,131
            --------------------------------------------------------------------
             Total Corporate Notes & Bonds                             15,762
             (Cost $15,360)
            --------------------------------------------------------------------
             Residential Mortgage Backed Securities-- 36.4%
             ----------------------------------------------
             MORTGAGE BACKED PASS-THROUGH SECURITIES-- 36.4%
             Federal National Mortgage Association,
      391      Pool 252715, 6.50%, 09/01/29                               385
    2,540      Pool 253036, 7.00%, 02/01/30                             2,543
      393      Pool 459683, 6.00%, 01/01/29                               381
    1,861      Pool 490445, 6.00%, 03/01/29                             1,802
    1,182      Pool 494272, 6.50%, 04/01/29                             1,166
    1,768      Pool 503599, 6.50%, 06/01/29                             1,744
    2,688      Pool 523193, 7.50%, 11/01/29                             2,727
    2,446      Pool 535054, 6.50%, 11/01/14                             2,446
      974      Pool 543456, 7.50%, 07/01/15                               994
             Government National Mortgage Association,
    1,348      Pool 487224, 6.50%, 05/15/29                             1,333
    1,230      Pool 510285, 7.00%, 08/15/29                             1,235
      971      Pool 517850, 7.50%, 09/15/29                               987
            --------------------------------------------------------------------
             Total Residential Mortgage Backed Securities              17,743
             (Cost $17,218)
            --------------------------------------------------------------------

                       See notes to financial statements.

CHASE INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             Commercial Mortgage Backed Securities-- 3.9%
            --------------------------------------------------------------------
             Bear Stearns Commercial Mortgage Securities,
  $   774      Ser. 2000-WF2, Class A1, 7.11%, 09/15/09              $    804
      700      Ser. 2000-WF2, Class A2, 7.32%, 08/15/10                   742
      346    LB-UBS Commercial Mortgage Trust, Ser. 2000-C4,
               Class A1, 7.18%, 09/15/19                                  362
            --------------------------------------------------------------------
             Total Commercial Mortgage Backed Securities                1,908
             (Cost $1,826)
            --------------------------------------------------------------------
             Asset Backed Securities-- 5.0%
             ------------------------------
      700    Citibank Credit Card Issuance Trust, Ser. 2000-A3,
               Class A3, 6.88%, 11/16/09                                  739
      800    MBNA Master Credit Card Trust, Ser. 1999-M, Class B,
               6.80%, 04/16/07                                            819
      850    Residential Funding Mortgage Securities II, Ser.
               2000-HI1, Class AI4, 7.79%, 01/25/14                       878
            --------------------------------------------------------------------
             Total Asset Backed Securities                              2,436
             (Cost $2,348)
--------------------------------------------------------------------------------
             Total Long-Term Investments                               52,760
             (Cost $50,958)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 2.5%
--------------------------------------------------------------------------------
             U.S. Government Agency Security-- 2.5%
             --------------------------------------
    1,226    Federal Farm Credit Bank, DN, 5.75%, 01/02/01              1,226
             (Cost $1,226)
--------------------------------------------------------------------------------
             Total Investments-- 110.8%                              $ 53,986
             (Cost $52,184)
--------------------------------------------------------------------------------














                       See notes to financial statements.

CHASE BALANCED FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 99.6%
--------------------------------------------------------------------------------
             Common Stock-- 61.7%
             --------------------
             AIRLINES-- 1.3%
       25    Southwest Airlines, Inc.                                $    849

             BANKING-- 0.9%
       10    Bank of New York Co., Inc.                                   546

             BIOTECHNOLOGY-- 0.7%
        7    Amgen, Inc. *                                                467

             COMPUTER NETWORKS-- 1.4%
       24    Cisco Systems, Inc. *                                        899

             COMPUTER SOFTWARE-- 2.2%
       19    Microsoft Corp. *                                            807
       20    Oracle Corp. *                                               582
                                                                      -------
                                                                        1,389

             COMPUTERS/COMPUTER HARDWARE-- 3.2%
       15    Compaq Computer Corp.                                        221
       12    EMC Corp. *                                                  774
        8    Hewlett-Packard Co.                                          239
        5    International Business Machines Corp.                        465
       12    Sun Microsystems, Inc. *                                     333
                                                                      -------
                                                                        2,032

             CONSUMER PRODUCTS-- 2.7%
        8    Avon Products, Inc.                                          396
       10    Colgate-Palmolive Co.                                        623
        8    Philip Morris Companies, Inc.                                362
        4    Procter & Gamble Co.                                         345
                                                                      -------
                                                                        1,726

             DIVERSIFIED-- 3.9%
       39    General Electric Co.                                       1,888
       10    Tyco International LTD (Bermuda)                             548
                                                                      -------
                                                                        2,436

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 0.7%
        6    Sanmina Corp.*                                               421

             FINANCIAL SERVICES-- 7.1%
       21    American Express Co.                                       1,158
       17    Charles Schwab Corp.                                         491
       23    Citigroup, Inc.                                            1,162
        4    Fannie Mae                                                   336
       11    Merrill Lynch & Co., Inc.                                    742
        8    Morgan Stanley Dean Witter & Co.                             606
                                                                      -------
                                                                        4,495

             FOOD/BEVERAGE PRODUCTS-- 2.8%
       11    Anheuser-Busch Companies, Inc.                               501
        9    Coca-Cola Co.                                                524
       15    PepsiCo, Inc.                                                744
                                                                      -------
                                                                        1,769

             HEALTH CARE/HEALTH CARE SERVICES-- 1.1%
       11    Medtronic, Inc.                                              666

             INSURANCE-- 2.8%
       18    American International Group, Inc.                         1,734

                       See notes to financial statements.

CHASE BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             INTERNET SERVICES/SOFTWARE-- 0.4%
        8    America Online, Inc. *                                  $    269

             MACHINERY & ENGINEERING EQUIPMENT-- 0.3%
        5    Dover Corp.                                                  191

             METALS/MINING-- 0.6%
       12    Alcoa, Inc.                                                  403

             MULTI-MEDIA-- 1.4%
        5    Gannett Co., Inc.                                            303
        7    The Walt Disney Co.                                          197
        7    Time Warner, Inc.                                            381
                                                                      -------
                                                                          881

             OIL & GAS-- 4.4%
        5    BJ Services Co. *                                            351
        4    Chevron Corp.                                                310
       18    Exxon Mobil Corp.                                          1,542
        9    Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                              537
                                                                      -------
                                                                        2,740

             PHARMACEUTICALS-- 7.5%
        6    Abbott Laboratories                                          272
        5    American Home Products Corp.                                 308
        7    Bristol-Myers Squibb Co.                                     525
        4    Eli Lilly & Co.                                              398
        4    Johnson & Johnson                                            462
        8    Merck & Co., Inc.                                            768
       27    Pfizer, Inc.                                               1,260
        5    Pharmacia Corp.                                              311
        6    Schering-Plough Corp.                                        363
                                                                      -------
                                                                        4,667

             RETAILING-- 5.4%
        8    Best Buy Co., Inc. *                                         243
       11    Home Depot, Inc.                                             491
        7    Kohls Corp. *                                                436
       10    Target Corp.                                                 310
       23    Wal-Mart Stores, Inc.                                      1,225
       17    Walgreen Co.                                                 711
                                                                      -------
                                                                        3,416

             SEMI-CONDUCTORS-- 2.8%
        4    Analog Devices, Inc. *                                       225
       25    Intel Corp.                                                  758
       12    KLA-Tencor Corp. *                                           395
        8    Texas Instruments, Inc.                                      397
                                                                      -------
                                                                        1,775

             TELECOMMUNICATIONS-- 2.9%
        6    AT&T Corp.                                                   104
        9    BellSouth Corp.                                              375
       12    SBC Communications, Inc.                                     592
       10    Verizon Communications                                       520
       16    WorldCom, Inc. *                                             218
                                                                      -------
                                                                        1,809

                       See notes to financial statements.

CHASE BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT-- 2.5%
       22    ADC Telecommunications, Inc. *                          $    391
        7    Corning, Inc.                                                389
        4    JDS Uniphase Corp. *                                         162
       11    Nortel Networks Corp. (Canada)                               352
        3    Qualcomm, Inc. *                                             259
                                                                      -------
                                                                        1,553

             UTILITIES-- 2.7%
        8    AES Corp. *                                                  464
        4    Duke Energy Corp.                                            322
       11    Enron Corp.                                                  889
                                                                      -------
                                                                        1,675
            --------------------------------------------------------------------
             Total Common Stock                                        38,808
             (Cost $36,111)
            --------------------------------------------------------------------
  PRINCIPAL
   AMOUNT
    (USD)

             U.S. TREASURY SECURITIES-- 6.1%
             -------------------------------
             U.S. Treasury Notes & Bonds,
  $ 1,575      6.00%, 08/15/09                                          1,662
    1,425      6.25%, 08/15/23                                          1,541
      325      6.50%, 11/15/26                                            365
      250      6.75%, 05/15/05                                            266
            --------------------------------------------------------------------
             Total U.S. Treasury Securities                             3,834
             (Cost $3,649)
            --------------------------------------------------------------------
             U.S. Government Agency Securities-- 2.5%
             ----------------------------------------
             Tennessee Valley Authority,
    1,300      5.38%, 11/13/08                                          1,246
      325      6.75%, 11/01/25                                            342
            --------------------------------------------------------------------
             Total U.S. Government Agency Securities                    1,588
             (Cost $1,501)
            --------------------------------------------------------------------
             Corporate Notes & Bonds-- 16.6%
             -------------------------------
             AUTOMOTIVE-- 2.2%
      740    Daimler Chrysler North America Holding Corp., MTN,
               7.75%, 05/27/03                                            752
      225    Ford Motor Credit Co., 6.25%, 12/08/05                       219
      500    General Motors Corp., 6.75%, 05/01/28                        436
                                                                      -------
                                                                        1,407

             BANKING-- 0.6%
      400    BankAmerica Corp., 6.20%, 02/15/06                           390

             COMPUTERS/COMPUTER HARDWARE-- 0.7%
      475    International Business Machines Corp., 6.50%,
               01/15/28                                                   433

             FINANCIAL SERVICES-- 3.1%
      300    Citigroup, Inc., 7.00%, 12/01/25                             286
      825    Household Finance Corp., 5.88%, 09/25/04                     804
      845    International Lease Finance Corp., MTN, 8.35%,
               02/04/02                                                   864
                                                                      -------
                                                                        1,954

             FOOD/BEVERAGE PRODUCTS-- 0.8%
      500    Anheuser-Busch Companies, Inc., 6.75%, 08/01/03              511

                       See notes to financial statements.

CHASE BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             MACHINERY & ENGINEERING EQUIPMENT-- 1.5%
  $   955    Caterpillar Financial Services Corp., MTN, 5.89%,
               06/17/02                                              $    952

             OIL & GAS-- 1.5%
      950    BP Amoco PLC, (United Kingdom), 6.50%, 08/01/07              970

             PHARMACEUTICALS-- 2.2%
      600    Abbott Laboratories, 5.60%, 10/01/03                         596
      800    Pharmacia Corp., 5.88%, 12/01/08                             772
                                                                      -------
                                                                        1,368

             RETAILING-- 1.5%
      900    Wal-Mart Stores, Inc., 6.55%, 08/10/04                       919

             TELECOMMUNICATIONS-- 0.8%
      475    Bellsouth Capital Funding, 7.88%, 02/15/30                   490

             UTILITIES-- 1.7%
    1,050    Baltimore Gas & Electric Co., Ser. D, MTN, 6.90%,
               02/01/05                                                 1,070
            --------------------------------------------------------------------
             Total Corporate Notes & Bonds                             10,464
             (Cost $10,346)
            --------------------------------------------------------------------
             Residential Mortgage Backed Securities -- 12.1%
             -----------------------------------------------
             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 12.1%
             Federal Home Loan Mortgage Corp.,
      981      Gold Pool C00970, 7.00%, 04/01/30                          983
    1,930      Gold Pool C28259, 6.50%, 06/01/29                        1,905
             Federal National Mortgage Association,
    1,799      Pool 526926, 6.50%, 12/01/14                             1,798
      783      Pool 535497, 6.50%, 08/01/30                               772
    1,165      Pool 552518, 7.00%, 10/01/30                             1,167
      964    Government National Mortgage Association,
               Pool 510100, 7.00%, 07/15/29                               968
            --------------------------------------------------------------------
             Total Residential Mortgage Backed Securities               7,593
             (Cost $7,359)
            --------------------------------------------------------------------
             Asset Backed Security-- 0.6%
             ----------------------------
      400    American Express Master Trust, Ser. 1998-1, Class A,
               5.90%, 04/15/04                                            400
             (Cost $392)
--------------------------------------------------------------------------------
             Total Long-Term Investments                               62,687
             (Cost $59,358)
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENT-- 12.7%
--------------------------------------------------------------------------------
             Repurchase Agreement-- 12.7%
             ----------------------------
    7,958    Greenwich Capital Markets, Inc., Tri Party,
               in a joint trading account at 6.30%, due 01/02/01,
               (Dated 12/29/00, Proceeds $7,964, Secured by
               U.S. Government Agency Obligations, $8,158,
               6.50%, due 03/01/13 through 10/01/30;
               Market Value $8,117)                                     7,958
             (Cost $7,958)
--------------------------------------------------------------------------------
             Total Investments-- 112.3%                              $ 70,645
             (Cost $67,316)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 98.0%
--------------------------------------------------------------------------------
             Common Stock-- 98.0%
             --------------------
             AUTOMOTIVE-- 2.5%
       82    Ford Motor Co.                                          $  1,915
       12    General Motors Corp.                                         606
                                                                      -------
                                                                        2,521

             BANKING-- 2.4%
       44    Bank of New York Co., Inc.                                 2,406

             CHEMICALS-- 2.1%
       29    Dow Chemical Co.                                           1,047
       22    E.I. DuPont de Nemours Co.                                 1,049
                                                                      -------
                                                                        2,096

             COMPUTER NETWORKS-- 1.3%
       36    Cisco Systems, Inc. *                                      1,362

             COMPUTER SOFTWARE-- 4.1%
       39    Microsoft Corp. *                                          1,714
       85    Oracle Corp. *                                             2,464
                                                                      -------
                                                                        4,178

             COMPUTERS/COMPUTER HARDWARE-- 3.8%
       31    Hewlett-Packard Co.                                          982
       34    International Business Machines Corp.                      2,915
                                                                      -------
                                                                        3,897

             CONSUMER PRODUCTS-- 3.3%
       20    Gillette Co.                                                 708
       16    Philip Morris Companies, Inc.                                721
       24    Procter & Gamble Co.                                       1,898
                                                                      -------
                                                                        3,327

             DIVERSIFIED-- 4.0%
       85    General Electric Co.                                       4,078

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 0.6%
        8    Emerson                                                      599

             FINANCIAL SERVICES-- 9.8%
       40    American Express Co.                                       2,214
       72    Citigroup, Inc.                                            3,660
       25    Merrill Lynch & Co., Inc.                                  1,725
       31    Morgan Stanley Dean Witter & Co.                           2,425
                                                                      -------
                                                                       10,024

             FOOD/BEVERAGE PRODUCTS-- 6.8%
       35    Anheuser-Busch Companies, Inc.                             1,583
       20    Coca-Cola Co.                                              1,219
       21    PepsiCo, Inc.                                              1,016
      105    Sysco Corp.                                                3,156
                                                                      -------
                                                                        6,974

             INSURANCE-- 4.1%
       42    American International Group, Inc.                         4,171

             MACHINERY & ENGINEERING EQUIPMENT-- 3.2%
       38    Caterpillar, Inc.                                          1,779
       36    Dover Corp.                                                1,444
                                                                      -------
                                                                        3,223

             MANUFACTURING-- 0.7%
       14    Honeywell International, Inc.                                667

                       See notes to financial statements.

CHASE EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             MULTI-MEDIA-- 0.5%
       18    The Walt Disney Co.                                     $    532

             OFFICE/BUSINESS EQUIPMENT-- 0.4%
       93    Xerox Corp.                                                  428

             OIL & GAS-- 6.3%
       17    BP Amoco PLC, ADR (United Kingdom)                           802
       17    Chevron Corp.                                              1,393
       25    Exxon Mobil Corp.                                          2,169
       27    Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                            1,640
        5    Schlumberger LTD                                             416
                                                                      -------
                                                                        6,420

             PAPER/FOREST PRODUCTS-- 0.6%
       14    International Paper Co.                                      592

             PHARMACEUTICALS-- 15.4%
       32    Abbott Laboratories                                        1,535
       25    American Home Products Corp.                               1,589
       30    Bristol-Myers Squibb Co.                                   2,248
       26    Eli Lilly & Co.                                            2,457
       13    Johnson & Johnson                                          1,376
       22    Merck & Co., Inc.                                          2,060
       61    Pfizer, Inc.                                               2,802
       29    Pharmacia Corp.                                            1,763
                                                                      -------
                                                                       15,830

             RESTAURANTS/FOOD SERVICES-- 0.6%
       18    McDonald's Corp.                                             612

             RETAILING-- 5.0%
       21    Home Depot, Inc.                                             969
        3    Kohls Corp. *                                                153
       34    Limited, Inc.                                                572
       19    MAY Department Stores Co.                                    622
       17    Target Corp.                                                 548
       42    Wal-Mart Stores, Inc.                                      2,241
                                                                      -------
                                                                        5,105

             SEMI-CONDUCTORS-- 4.9%
       79    Intel Corp.                                                2,381
       55    Texas Instruments, Inc.                                    2,582
                                                                      -------
                                                                        4,963

             TELECOMMUNICATIONS-- 8.1%
       59    AT&T Corp.                                                 1,014
       35    BellSouth Corp.                                            1,424
       65    SBC Communications, Inc.                                   3,110
       55    Verizon Communications                                     2,758
                                                                      -------
                                                                        8,306

             TELECOMMUNICATIONS EQUIPMENT-- 1.3%
       47    Lucent Technologies, Inc.                                    634
       33    Motorola, Inc.                                               666
                                                                      -------
                                                                        1,300

                       See notes to financial statements.

CHASE EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

 As of December 31, 2000
(Amounts in Thousands)

  SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             UTILITIES-- 6.2%
       13    Dominion Resources, Inc.                                $    871
        5    DQE, Inc.                                                    160
       22    Duke Energy Corp.                                          1,876
       33    Enron Corp.                                                2,752
       14    TXU Corp.                                                    620
                                                                      -------
                                                                        6,279
--------------------------------------------------------------------------------
             Total Long-Term Investments                               99,890
             (Cost $79,536)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 6.3%
--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT

             Repurchase Agreement-- 6.3%
             ---------------------------
  $ 6,422    Greenwich Capital Markets, Inc., Tri Party,
               in a joint trading account at 6.30%, due 01/02/01,
               (Dated 12/29/00, Proceeds $6,426, Secured by
               U.S. Government Obligations, $6,517, 6.50%
               through 7.00%, due 11/01/04 through 12/01/29;
               Market Value $6,553)                                      6,422
             (Cost $6,422)
--------------------------------------------------------------------------------
             Total Investments-- 104.3%                              $ 106,312
             (Cost $85,958)
--------------------------------------------------------------------------------






















                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 100.3%
--------------------------------------------------------------------------------
             Common Stock-- 100.3%
             ---------------------
             ADVERTISING-- 2.4%
       10    ADVO, Inc. *                                            $    433
       26    Catalina Marketing Corp. *                                 1,003
       27    True North Communications, Inc.                            1,130
                                                                     --------
                                                                        2,566

             APPAREL-- 1.8%
       22    Kenneth Cole Productions, Inc., Class A *                    883
       15    Timberland Co., Class A *                                    984
                                                                     --------
                                                                        1,867

             AUTOMOTIVE-- 1.6%
       60    Copart, Inc. *                                             1,282
       30    Lithia Motors, Inc., Class A *                               367
                                                                     --------
                                                                        1,649

             BANKING-- 5.8%
       28    Commerce Bancorp., Inc.                                    1,927
       45    Cullen/Frost Bankers, Inc.                                 1,861
       27    Investors Financial Services Corp.                         2,283
                                                                     --------
                                                                        6,071

             BIOTECHNOLOGY-- 1.2%
       24    Inhale Therapeutic Systems, Inc. *                         1,232

             BROADCASTING/CABLE-- 1.8%
       60    Entravision Communications Corp., Class A *                1,102
       40    Westwood One, Inc. *                                         766
                                                                     --------
                                                                        1,868

             BUSINESS SERVICES-- 6.3%
       26    ChoicePoint, Inc. *                                        1,685
       17    CSG Systems International, Inc. *                            784
       18    F.Y.I., Inc. *                                               660
       41    Iron Mountain, Inc. *                                      1,504
       14    Learning Tree International, Inc. *                          695
       44    On Assignment, Inc. *                                      1,251
                                                                     --------
                                                                        6,579

             CHEMICALS-- 2.2%
       14    Cabot Microelectronics Corp. *                               706
       18    Cytec Industries, Inc.*                                      699
       46    Spartech Corp.                                               941
                                                                     --------
                                                                        2,346

             COMPUTER NETWORKS-- 2.0%
       41    Avocent Corp. *                                            1,107
       19    Black Box Corp. *                                            940
                                                                     --------
                                                                        2,047

             COMPUTER SOFTWARE-- 1.9%
       27    Advent Software, Inc. *                                    1,078
       17    RSA Security, Inc. *                                         899
                                                                     --------
                                                                        1,977

             CONSTRUCTION-- 2.8%
       35    D.R. Horton, Inc.                                            852
       19    Dycom Industries, Inc. *                                     695
       15    Insituform Technologies, Inc., Class A *                     612
       20    Toll Brothers, Inc. *                                        815
                                                                     --------
                                                                        2,974


                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)


   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS-- 0.5%
       39    Dal-Tile International, Inc. *                          $    548

             CONSUMER SERVICES-- 1.0%
       29    Education Management Corp. *                               1,046

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 7.3%
       16    Amphenol Corp., Class A *                                    607
       43    Artesyn Technologies, Inc. *                                 675
       19    CTS Corp.                                                    705
       41    Kent Electronics Corp. *                                     672
       22    Littelfuse, Inc. *                                           643
       24    PerkinElmer, Inc.                                          2,479
       10    SCI Systems, Inc. *                                          256
       25    Technitrol, Inc.                                           1,028
       42    Vishay Intertechnology, Inc. *                               640
                                                                     --------
                                                                        7,705

             ENGINEERING SERVICES-- 0.7%
       15    Jacobs Engineering Group, Inc. *                             700

             ENTERTAINMENT/LEISURE-- 1.9%
        4    Cinar Corp., Class B (Canada) *                               14
        9    Macrovision Corp. *                                          651
       90    Station Casinos, Inc. *                                    1,344
                                                                     --------
                                                                        2,009

             ENVIRONMENTAL SERVICES-- 0.5%
       17    Tetra Tech, Inc. *                                           536

             FINANCIAL SERVICES-- 3.5%
       21    Federated Investors, Inc., Class B                           606
       46    Raymond James Financial Corp.                              1,589
       14    SEI Investments Co.                                        1,523
                                                                     --------
                                                                        3,718

             FOOD/BEVERAGE PRODUCTS-- 1.7%
       34    Performance Food Group Co. *                               1,733

             HEALTH CARE/HEALTH CARE SERVICES-- 13.8%
       58    Community Health Systems, Inc. *                           2,040
       35    Cooper Companies, Inc.                                     1,408
       26    Datascope Corp.                                              880
       15    Molecular Devices Corp. *                                  1,054
       37    Oxford Health Plans, Inc. *                                1,458
       56    Patterson Dental Co. *                                     1,900
       74    Province Healthcare Co. *                                  2,895
       24    Syncor International Corp. *                                 888
       30    Varian Medical Systems, Inc.*                              2,014
                                                                     --------
                                                                       14,537

             INSURANCE-- 6.1%
       22    Arthur J. Gallagher & Co.                                  1,419
       39    Brown & Brown, Inc.                                        1,355
       25    Delphi Financial Group, Inc., Class A *                      964
       44    HCC Insurance Holdings, Inc.                               1,172
       20    Radian Group, Inc.                                         1,463
                                                                     --------
                                                                        6,373

             INTERNET SERVICES/SOFTWARE-- 0.3%
       31    F5 Networks, Inc. *                                          299


                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)


 As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
       MACHINERY & ENGINEERING EQUIPMENT-- 1.1%
       18    Cognex Corp. *                                          $    405
       19    Zebra Technologies Corp., Class A *                          767
                                                                     --------
                                                                        1,172

             OIL & GAS-- 7.4%
       36    Louis Dreyfus Natural Gas *                                1,633
       20    Newfield Exploration Co. *                                   968
       60    Pride International, Inc. *                                1,478
       37    Triton Energy LTD (Cayman Islands)*                        1,097
       26    Varco International, Inc. *                                  555
       47    Veritas DGC, Inc. *                                        1,519
       26    Vintage Petroleum, Inc.                                      561
                                                                     --------
                                                                        7,811

             PAPER/FOREST PRODUCTS-- 0.4%
       29    Buckeye Technologies, Inc. *                                 409

             PHARMACEUTICALS-- 5.4%
       40    Advance Paradigm, Inc. *                                   1,831
       40    Alliance Pharmaceutical Corp. *                              344
       33    Amerisource Health Corp., Class A *                        1,654
       16    COR Therapeutics, Inc. *                                     545
       22    K-V Pharmaceutical Co., Class A*                             561
       31    Scios, Inc. *                                                686
                                                                     --------
                                                                        5,621

             REAL ESTATE INVESTMENT TRUST-- 1.6%
       30    Alexandria Real Estate Equities                            1,127
       10    Essex Property Trust, Inc.                                   569
                                                                     --------
                                                                        1,696

             RESTAURANTS/FOOD SERVICES-- 1.7%
       60    Jack in the Box, Inc. *                                    1,759

             RETAILING-- 3.2%
       54    BJ's Wholesale Club, Inc. *                                2,082
       24    Chico's FAS, Inc. *                                          509
       62    Stein Mart, Inc. *                                           723
                                                                     --------
                                                                        3,314

             SEMI-CONDUCTORS-- 4.8%
       28    Actel Corp. *                                                665
       15    Alpha Industries, Inc. *                                     557
       27    Cree, Inc. *                                                 963
       13    Dallas Semiconductor Corp.                                   328
       52    Semtech Corp. *                                            1,154
       39    Varian, Inc. *                                             1,316
                                                                     --------
                                                                        4,983

             SHIPPING/TRANSPORTATION-- 1.7%
       56    C.H. Robinson Worldwide, Inc.                              1,751

             TELECOMMUNICATIONS-- 1.7%
       30    Boston Communications Group *                                833
       57    Price Communications Corp. *                                 962
                                                                     --------
                                                                        1,795


                       See notes to financial statements.

CHASE SMALL CAPITALIZATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             UTILITIES-- 4.2%
       36    AGL Resources, Inc.                                     $    796
       22    American States Water Co.                                    806
       24    Laclede Gas Co.                                              560
       22    Northwest Natural Gas Co.                                    579
       62    Public Service Co. of New Mexico                           1,654
                                                                     --------
                                                                        4,395
--------------------------------------------------------------------------------
             Total Long-Term Investments                              105,086
             (Cost $82,749)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT-- 4.4%
--------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT

              Repurchase Agreement-- 4.4%
             ----------------------------
   $4,648    Greenwich Capital Markets, Inc., Tri Party,
               in a joint trading account at 6.30%, due 01/02/01,
               (Dated 12/29/00, Proceeds $4,651, Secured by U.S.
               Government Agency Obligations, $4,958, 6.50%
               through 6.80%, due 12/15/20 through 10/25/29;
               Market Value $4,744)                                     4,648
             (Cost $4,648)
--------------------------------------------------------------------------------
             Total Investments-- 104.7%                              $109,734
             (Cost $87,397)
--------------------------------------------------------------------------------

INDEX:

*    -- Non-income producing security.

#    -- Security may only be sold to qualified institutional buyers.

ADR  -- American Depositary Receipt.

DN   -- Discount Note: The rate shown is the effective yield at the date of purchase.

FRDO -- Floating Rate Demand Obligation: The maturity date shown is the next interest rate reset date; the rate shown is the rate in effect as of December 31, 2000.

FRN  -- Floating Rate Note: The maturity date shown is the actual maturity date;
        the rate shown is the rate in effect as of December 31, 2000.

MTN  -- Medium Term Note.

SUB -- Step-up Bond: The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect as of December 31, 2000.





















                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                                    SHORT-
                                                  INTERMEDIATE
                                                   TERM U.S.                 U.S.
                                          MONEY   GOVERNMENT INTERMEDIATE GOVERNMENT
                                          MARKET  SECURITIES  TERM BOND   SECURITIES
                                           FUND      FUND       FUND         FUND
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at
  value (Note 1) .................     $187,457    $22,375    $45,496     $5,562
  Cash ...........................            7          1          1          1
  Receivables:
    Investment securities sold ...           --      2,055         --         --
    Interest and dividends .......        2,954        416        618         54
    Fund shares sold .............          529          5         23         --
    Expense reimbursement
    from Distributor .............            4          4          3         12
-------------------------------------------------------------------------------------
       Total Assets ..............      190,951     24,856     46,141      5,629
-------------------------------------------------------------------------------------
LIABILITIES:

  Payables:
    Investment securities
    purchased ....................           --         --         --        949
    Fund shares redeemed .........           --      1,836        215        424
    Dividends ....................          580          8         22          1
  Accrued liabilities: (Note 2)
    Investment advisory fees .....           43          2         14         --
    Administration fees ..........           26          3          6         --
    Custody and accounting fees ..           14          9         11          8
    Other ........................          125         50         77         33
-------------------------------------------------------------------------------------
       Total Liabilities .........          788      1,908        345      1,415
-------------------------------------------------------------------------------------
   NET ASSETS:

     Paid in capital .............      190,165     22,764     45,674      4,361
     Accumulated undistributed net
     investment income ...........            1         10         23          4
     Accumulated net realized
     loss on investments .........           (3)      (422)    (1,283)      (344)
     Net unrealized appreciation
     of investments ..............           --        596      1,382        193
-------------------------------------------------------------------------------------
       Net Assets ................   $  190,163    $22,948    $45,796     $4,214
-------------------------------------------------------------------------------------
    Shares of beneficial interest
    outstanding ($.001 par value;
    unlimited number of shares
    authorized)
      Premier Shares .............      188,831      1,825      3,499        310
      Investor Shares ............        1,334         20        143          2
    Net Asset Value, maximum
    offering and redemption
    price per share
      Premier Shares .............   $     1.00    $ 12.44    $ 12.58     $13.50
      Investor Shares ............   $     1.00    $ 12.44    $ 12.57     $13.50
    Cost of Investments ..........   $  187,457    $21,779    $44,114     $5,369
-------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000


(Amounts in Thousands, Except Per Share Amounts)

                                                             EQUITY      SMALL
                                        INCOME    BALANCED   INCOME CAPITALIZATION
                                         FUND       FUND      FUND       FUND
-------------------------------------------------------------------------------------
ASSETS:
  Investment securities, at
  value (Note 1) .................      $53,986    $70,645  $106,312    $109,734
  Cash ...........................           --          1         --         --
  Receivables:
    Investment securities sold ...           --      7,649      4,551        152
    Interest and dividends .......          701        350         76         43
    Fund shares sold .............           30         96        412        128
    Expense reimbursement
    from Distributor .............            3          2         --         --
-------------------------------------------------------------------------------------
       Total Assets ..............       54,720     78,743    111,351    110,057
-------------------------------------------------------------------------------------
LIABILITIES:

Payables:
 Investment securities
 purchased .......................           --         --         --      1,165
   Fund shares redeemed ..........        5,876     15,652      9,197      3,848
   Dividends .....................           31         12         10         --
   Accrued liabilities: (Note 2)
     Investment advisory fees ....           15         48         70         62
     Administration fees .........            7         10         14         13
     Custody and accounting fees .            9         12         11         14
     Other .......................           69        113        134        107
-------------------------------------------------------------------------------------
       Total Liabilities .........        6,007     15,847      9,436      5,209
-------------------------------------------------------------------------------------
NET ASSETS:

  Paid in capital ................       50,171     57,957     73,794     80,660
  Accumulated undistributed/
  (distributions in excess of) net
  investment income ..............           65        (11)        (6)        --
  Accumulated net realized gain
  (loss) on investments ..........       (3,325)     1,621      7,773      1,851
  Net unrealized appreciation
  of investments .................        1,802      3,329     20,354     22,337
-------------------------------------------------------------------------------------
          Net Assets .............      $48,713    $62,896   $101,915   $104,848
-------------------------------------------------------------------------------------
  Shares of beneficial interest
  outstanding ($.001 par value;
  unlimited number of shares
  authorized)
    Premier Shares ...............        2,452      2,017      2,738      4,042
    Investor Shares ..............           56         61        147        260
  Net Asset Value, maximum
  offering and redemption
  price per share
    Premier Shares ...............      $ 19.43    $ 30.27    $ 35.33    $ 24.38
    Investor Shares ..............      $ 19.45    $ 30.23    $ 35.35    $ 24.22
Cost of Investments ..............      $52,184    $67,316    $85,958    $87,397
-------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                                              EQUITY
                                            CORE EQUITY       GROWTH
                                               FUND            FUND
-------------------------------------------------------------------------------------
ASSETS:
  Investment in Portfolio, at
  value (Note 1) .......................     $154,882        $215,245
  Receivable for fund shares sold ......        1,164             505
-------------------------------------------------------------------------------------
    Total Assets .......................      156,046         215,750
-------------------------------------------------------------------------------------
 LIABILITIES:

  Payable for fund shares redeemed .....        3,571          12,681
  Accrued liabilities: (Note 2) ........
    Administration fees ................           13              18
    Other ..............................          129             220
-------------------------------------------------------------------------------------
    Total Liabilities ..................        3,713          12,919
------------------------------------------------------------------------------------
 NET ASSETS:

  Paid in capital ......................       124,247         176,646
  Accumulated net realized gain ........
  (loss) on investments ................       (2,487)         11,521
  Net unrealized appreciation ..........
  of investments                               30,573          14,664
-------------------------------------------------------------------------------------
    Net Assets .........................      $152,333        $202,831
-------------------------------------------------------------------------------------
 Shares of beneficial interest
 outstanding ($.001 par value;
 unlimited number of shares
 authorized)
    Premier Shares .....................        5,412           4,113
    Investor Shares ....................          357             561
 Net Asset Value, maximum
 offering and redemption
 price per share
    Premier Shares                         $    26.41      $    43.44
    Investor Shares                        $    26.30      $    43.12
-------------------------------------------------------------------------------------






















                       See notes to financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000


(Amounts in Thousands)

                                                                         SHORT-
                                                                      INTERMEDIATE
                                                                        TERM U.S.                         U.S.
                                                         MONEY         GOVERNMENT     INTERMEDIATE     GOVERNMENT
                                                         MARKET        SECURITIES       TERM BOND      SECURITIES
                                                          FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------
INTEREST INCOME: ..................................   $     19,369    $      1,906    $      3,085    $        434
------------------------------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
   Investment advisory fees .......................            897             147             227              31
   Administration fees ............................            449              44              68               9
   Distribution fees ..............................             --              --               3              --
   Custody and accounting fees ....................            112              46              44              55
   Printing and postage ...........................             28               7               5               2
   Professional fees ..............................             32              36              34              28
   Registration expenses ..........................             32              26              27              10
   Transfer agent fees ............................             73              42              45              35
   Trustees' fees .................................             11               1               2              --
   Other ..........................................             40              10               4               3
------------------------------------------------------------------------------------------------------------------
         Total expenses ...........................          1,674             359             459             173
------------------------------------------------------------------------------------------------------------------
   Less amounts waived
   (Note 2D) ......................................            159             117              95              40
   Less earnings
   credits (Note 2E) ..............................              2               1               2               1
   Less expense
   reimbursements (Note 2E) .......................             17              21              19              85
------------------------------------------------------------------------------------------------------------------
         Net expenses .............................          1,496             220             343              47
------------------------------------------------------------------------------------------------------------------
            Net investment
            income ................................         17,873           1,686           2,742             387
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized loss on
   investment transactions ........................             (1)           (234)           (388)             (8)
   Change in net unrealized
   appreciation of investments ....................             --           1,093           2,344             289
------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
   (loss) on investments ..........................             (1)            859           1,956             281
------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from operations .....   $     17,872    $      2,545    $      4,698    $        668
==================================================================================================================


                       See notes to financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000


(Amounts in Thousands)

                                                                                        EQUITY          SMALL
                                                        INCOME         BALANCED         INCOME      CAPITALIZATION
                                                         FUND            FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest .......................................   $      4,357    $      2,936    $        674    $        385
   Dividend .......................................             --             455           1,841             421
------------------------------------------------------------------------------------------------------------------
         Total investment income ..................          4,357           3,391           2,515             806
------------------------------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
   Investment advisory fees .......................            310             788           1,184             809
   Administration fees ............................             93             158             237             162
   Distribution fees ..............................              2               5              13               9
   Custody and accounting fees ....................             67              64              57              70
   Printing and postage ...........................             12              13              14               9
   Professional fees ..............................             36              30              32              35
   Registration expenses ..........................             34              33              46              41
   Transfer agent fees ............................             47              56              67              57
   Trustees' fees .................................              2               4               6               4
   Other ..........................................              1              --              19               3
------------------------------------------------------------------------------------------------------------------
         Total expenses ...........................            604           1,151           1,675           1,199
------------------------------------------------------------------------------------------------------------------
   Less amounts waived (Note 2D) ..................            117              69              60              93
   Less earnings credits (Note 2E) ................              1               4              --               2
   Less expense reimbursements
   (Note 2E) ......................................             20              23              22              17
------------------------------------------------------------------------------------------------------------------
         Net expenses .............................            466           1,055           1,593           1,087
------------------------------------------------------------------------------------------------------------------
            Net investment income (loss) ..........          3,891           2,336             922            (281)
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
   investment transactions ........................           (659)         15,732          35,999          14,903
   Change in net unrealized
   appreciation/depreciation
   of investments .................................          2,767         (19,923)        (42,120)         (1,600)
------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
   (loss) on investments ..........................          2,108          (4,191)         (6,121)         13,303
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net
   assets from operations .........................   $      5,999    $     (1,855)   $     (5,199)   $     13,022
==================================================================================================================


                       See notes to financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000


(Amounts in Thousands)

                                                                        EQUITY
                                                      CORE EQUITY       GROWTH
                                                         FUND            FUND
----------------------------------------------------------------------------------
INVESTMENT INCOME:
   Investment income from Portfolio ...............   $      1,889    $      2,066
   Foreign taxes withheld .........................             (9)             (1)
   Expenses from Portfolio ........................         (1,553)         (2,844)
----------------------------------------------------------------------------------
         Total investment income (loss) ...........            327            (779)
----------------------------------------------------------------------------------
EXPENSES: (Note 2)
   Administration fees ............................            191             347
   Distribution fees ..............................             21              66
   Custody and accounting fees ....................             26              39
   Printing and postage ...........................             15              24
   Professional fees ..............................             21              18
   Registration expenses ..........................             52             118
   Transfer agent fees ............................             81             168
   Trustees' fees .................................              3               7
   Other ..........................................              5               3
----------------------------------------------------------------------------------
         Total expenses ...........................            415             790
----------------------------------------------------------------------------------
   Less amounts waived (Note 2D) ..................             21              66
   Less expense reimbursements (Note 2E) ..........             22              33
----------------------------------------------------------------------------------
         Net expenses .............................            372             691
----------------------------------------------------------------------------------
            Net investment loss ...................            (45)         (1,470)
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain
   on investment transactions .....................          5,698          46,971
   Change in net unrealized
   depreciation of investments ....................        (27,817)       (126,524)
----------------------------------------------------------------------------------
   Net realized and unrealized
   loss on investments ............................        (22,119)        (79,553)
----------------------------------------------------------------------------------
   Net decrease in net
   assets from operations .........................   $    (22,164)   $    (81,023)
==================================================================================


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, (Amounts in Thousands)

                                                                                   SHORT-INTERMEDIATE
                                                                                  TERM U.S. GOVERNMENT          INTERMEDIATE
                                                          MONEY MARKET FUND          SECURITIES FUND           TERM BOND FUND
                                                       -----------------------   -----------------------   -----------------------
                                                          2000         1999         2000         1999         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income ............................  $   17,873   $   11,119   $    1,686   $    1,538   $    2,742   $    1,963
   Net realized loss on investment transactions .....          (1)          (1)        (234)        (174)        (388)        (865)
   Change in net unrealized appreciation/depreciation
   of investments ...................................          --           --        1,093       (1,131)       2,344       (1,474)
----------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from
      operations ....................................      17,872       11,118        2,545          233        4,698         (376)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................     (17,875)     (11,116)      (1,682)      (1,538)      (2,747)      (1,963)
   Net realized gain on investment transactions .....          --           --           --         (115)          --          (30)
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ...........     (17,875)     (11,116)      (1,682)      (1,653)      (2,747)      (1,993)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 6) ...............................    (106,114)     100,785       (9,743)       2,684        3,950        9,384
----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets .......  $ (106,117)     100,787       (8,880)       1,264        5,901        7,015
NET ASSETS:
   Beginning of period ..............................     296,280      195,493       31,828       30,564       39,895       32,880
----------------------------------------------------------------------------------------------------------------------------------
   End of period ....................................  $  190,163   $  296,280   $   22,948   $   31,828   $   45,796   $   39,895
==================================================================================================================================


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, (Amounts in Thousands)

                                                               U.S. GOVERNMENT
                                                               SECURITIES FUND             INCOME FUND
                                                           -----------------------   -----------------------
                                                              2000         1999         2000         1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income ................................  $      387   $      319   $    3,891   $    3,468
   Net realized gain (loss) on investment transactions ..          (8)        (333)        (659)      (2,604)
   Change in net unrealized appreciation/depreciation
   of investments .......................................         289         (128)       2,767       (2,648)
------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from
      operations ........................................         668         (142)       5,999       (1,784)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................        (386)        (319)      (3,885)      (3,468)
   Net realized gain on investment transactions .........          --           --           --         (584)
------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ...............        (386)        (319)      (3,885)      (4,052)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 6) ...................................      (3,807)       4,566      (19,454)      11,811
------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ...........      (3,525)       4,105      (17,340)       5,975
NET ASSETS:
   Beginning of period ..................................       7,739        3,634       66,053       60,078
------------------------------------------------------------------------------------------------------------
   End of period ........................................  $    4,214   $    7,739   $   48,713   $   66,053
============================================================================================================

                                                                                             EQUITY
                                                                BALANCED FUND              INCOME FUND
                                                           -----------------------   -----------------------
                                                              2000         1999         2000         1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income ................................  $    2,336   $    1,856   $      922   $      988
   Net realized gain (loss) on investment transactions ..      15,732          (61)      35,999        6,287
   Change in net unrealized appreciation/depreciation
   of investments .......................................     (19,923)      10,256      (42,120)      10,874
------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from
      operations ........................................      (1,855)      12,051       (5,199)      18,149
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................      (3,692)      (1,710)        (928)        (978)
   Net realized gain on investment transactions .........     (12,473)        (521)     (27,720)      (6,799)
------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ...............     (16,165)      (2,231)     (28,648)      (7,777)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 6) ...................................     (24,030)      36,093      (38,041)      35,513
------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ...........     (42,050)      45,913      (71,888)      45,885
NET ASSETS:
   Beginning of period ..................................     104,946       59,033      173,803      127,918
------------------------------------------------------------------------------------------------------------
   End of period ........................................  $   62,896   $  104,946   $  101,915   $  173,803
============================================================================================================


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, (Amounts in Thousands)

                                                                        SMALL                 CORE                 EQUITY
                                                                 CAPITALIZATION FUND       EQUITY FUND           GROWTH FUND
                                                                 -------------------   -------------------   -------------------
                                                                   2000       1999       2000       1999       2000       1999
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ...............................  $   (281)  $    (95)  $    (45)  $    192   $ (1,470)  $   (592)
   Net realized gain (loss) on investment transactions ........    14,903     (6,607)     5,698      5,082     46,971      4,029
   Change in net unrealized appreciation/depreciation
   of investments .............................................    (1,600)    17,986    (27,817)    26,635   (126,524)    69,875
--------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from
      operations ..............................................    13,022     11,284    (22,164)    31,909    (81,023)    73,312
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ......................................        --         --         --       (192)        --         --
   Net realized gain on investment transactions ...............    (4,395)        --    (10,460)    (3,154)   (34,573)    (4,405)
--------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders .....................    (4,395)        --    (10,460)    (3,346)   (34,573)    (4,405)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 6) .........................................     2,476     17,669     (1,932)    69,766    (16,316)    85,511
--------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets .................    11,103     28,953    (34,556)    98,329   (131,912)   154,418
NET ASSETS:
   Beginning of period ........................................    93,745     64,792    186,889     88,560    334,743    180,325
--------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................................  $104,848   $ 93,745   $152,333   $186,889   $202,831   $334,743
================================================================================================================================


                       See notes to financial statements.

CHASE FUNDS NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Chase Money Market Fund ("MMF"), Chase Short-Intermediate Term U.S. Government Securities Fund ("STGSF"), Chase Intermediate Term Bond Fund ("ITBF"), Chase U.S. Government Securities Fund ("GSF"), Chase Income Fund ("IF"), Chase Balanced Fund ("BF"), Chase Equity Income Fund ("EIF"), Chase Small Capitalization Fund ("SCF"), Chase Core Equity Fund ("CEF") and Chase Equity Growth Fund ("EGF"), collectively the "Funds", are separate series of the Trust. Each Fund offers Premier and Investor classes of shares.

All classes of shares have equal voting rights as to earnings, assets and voting privileges, except that each class may bear different transfer agent, distribution, and shareholder servicing expenses, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement. Premier Shares may be purchased only through Financial Intermediaries who are able to meet the minimum investment requirement.

The Funds were established on January 1, 1998 for the conversion of the AVESTA Trust to the newly created Chase Funds of the Mutual Fund Investment Trust. AVESTA Trust contributed securities and other assets (net of liabilities) in a tax-free exchange for shares of the corresponding portfolio of the newly created Funds. The Chase Manhattan Bank agreed to bear all costs related to conversion.

On August 12, 1999, CEF and EGF adopted Master Feeder Fund Structures by contributing substantially all of their assets and liabilities to Core Equity Portfolio ("CEP") and Equity Growth Portfolio ("EGP"), respectively (collectively, the "Portfolios") in a tax-free exchange for beneficial ownership of those Portfolios.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   CEF AND EGF

     CEF and EGF utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in CEP and EGP, respectively, which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of December 31, 2000, CEF and EGF owned 68.07% and 79.97% of the net assets of their respective Portfolios. The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

          1. VALUATION OF INVESTMENTS -- CEF and EGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

          2. INVESTMENT INCOME AND EXPENSES -- CEF and EGF record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Funds accrued their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

     B.   MMF, STGSF, ITBF, GSF, IF, BF, EIF AND SCF

          1. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Except for MMF, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

          Money Market instruments held by MMF are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions specified under Rule 2a-7 of the 1940 Act.

          2. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds of the Trust may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Funds' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading accounts by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System.

          In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

          3. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

          Securities purchased or sold on a when-issued, to be announced (TBA) or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its when-issued and TBA purchase commitments.

     C.   GENERAL POLICIES

          1. EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses (including transfer agent fees) are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

          2. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

          3. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition --
          "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

          The following amounts were reclassified within the capital accounts (in thousands):

                                       Accumulated
                                      undistributed/      Accumulated
                                     (distributions in    net realized
                          Paid-in     excess of) net       gain (loss)
                          capital    investment income   on investments
--------------------------------------------------------------------------
     STGSF ............   $     --        $    4            $   (4)
     ITBF .............         --            25               (25)
     GSF ..............         --             3                (3)
     IF ...............         --            37               (37)
     BF ...............         --         1,196            (1,196)
     SCF ..............       (281)          281                --
     CEF ..............        (93)           45                48
     EGF ..............     (1,470)        1,470                --

     Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to MMF, STGSF, ITBF, GSF, IF, BF, EIF and SCF. Chase is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., formerly The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.30% for MMF, 0.50% for STGSF, ITBF, GSF and IF, and 0.75% for BF, EIF and SCF of average daily net assets. The Advisor voluntarily waived fees as outlined in Note 2.D.

     Prior to August 1, 2000, Chase Bank of Texas N.A. ("Chase Texas"), a wholly-owned subsidiary of The Chase Manhattan Corporation, was the Sub-Investment Advisor to MMF, STGSF, ITBF, GSF, IF, BF, EIF and SCF. Pursuant to the Sub-Investment Advisory Agreement between Chase Texas and Chase, Chase Texas was entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.15% for MMF, 0.25% for STGSF, ITBF, GSF and IF, and 0.375% for BF, EIF and SCF of average daily net assets.

     B. DISTRIBUTION AND SUB-ADMINISTRATION FEES -- Pursuant to a Distribution and Sub-Administration Agreement, CFD Fund Distributors, Inc. ("CFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS"), acts as the Funds' distributor and sub-administrator.

     The Trust has adopted a Rule 12b-1 distribution plan for Investor Class shares, which provides for the payment of distribution fees at an annual rate of up to 0.10% of the average daily net assets attributable to Investor Class Shares of the Money Market Fund and at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class Shares of each other Fund.

     For the sub-administrative services it performs, CFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets.

     The Distributor voluntarily waived fees as outlined in Note 2.D.

     C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds (except for CEF and EGF) a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator receives from CEF and EGF a fee computed at an annual rate equal to 0.05% of average daily net assets.

     The Administrator voluntarily waived fees as outlined in Note 2.D.

     D. WAIVER OF FEES -- For the year ended December 31, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (in thousands):

                     Investment
         Fund         Advisory    Administration      Distribution       Total
--------------------------------------------------------------------------------
   MMF                  $159           $--                $--            $159
   STGSF                 117            --                 --             117
   ITBF                   92            --                  3              95
   GSF                    31             9                 --              40
   IF                    115            --                  2             117
   BF                     64            --                  5              69
   EIF                    47            --                 13              60
   SCF                    84            --                  9              93
   CEF                    --            --                 21              21
   EGF                    --            --                 66              66

     E. OTHER -- Certain officers of the Trust are officers of CFD or of its parent corporation, BISYS.

     Chase provides portfolio accounting and custody services for the Funds, except for CEF and EGF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

     The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                      Purchases           Sales        Purchases     Sales
                   (excluding U.S.   (excluding U.S.    of U.S.      of U.S.
                      Government)      Government)    Government   Government
--------------------------------------------------------------------------------
   STGSF .........     $    --          $    --        $23,120       $32,610
   ITBF ..........      23,226           20,134         25,422        19,628
   GSF ...........          --               --          5,003         8,005
   IF ............      35,450           34,595         41,940        49,867
   BF ............      56,664           78,554         74,674        83,939
   EIF ...........      21,504           76,012             --            --
   SCF ...........      72,082           69,056             --            --

4.  FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2000, are as follows (in thousands):

                                       Gross          Gross
                      Aggregate      unrealized     unrealized    Net unrealized
                         cost       appreciation   depreciation    appreciation
--------------------------------------------------------------------------------
   STGSF .........     $21,779       $    615        $    (19)       $    596
   ITBF ..........      44,114          1,444             (62)          1,382
   GSF ...........       5,369            196              (3)            193
   IF ............      52,184          1,945            (143)          1,802
   BF ............      67,385          7,673          (4,413)          3,260
   EIF ...........      85,961         28,301          (7,950)         20,351
   SCF ...........      87,406         27,486          (5,158)         22,328

At December 31, 2000, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                              Expiration
Fund                                     Amount                  Date
--------------------------------------------------------------------------------
MMF ...............................     $    622            Dec. 31, 2005
                                             301            Dec. 31, 2007
                                             775            Dec. 31, 2008
                                        --------
                                           1,698
STGSF .............................      109,898            Dec. 31, 2007
                                         312,776            Dec. 31, 2008
                                         -------
                                         422,674

                                                              Expiration
Fund                                     Amount                  Date
--------------------------------------------------------------------------------
ITBF ..............................      301,130            Dec. 31, 2007
                                         983,060            Dec. 31, 2008
                                       ---------
                                       1,284,190

GSF ...............................       35,127            Dec. 31, 2007
                                         309,149            Dec. 31, 2008
                                       ---------
                                         344,276

IF ................................      812,924            Dec. 31, 2007
                                       2,512,131            Dec. 31, 2008
                                       ---------
                                       3,325,055

During the year ended December 31, 2000, SCF utilized capital loss carryforwards of $8,242,095.

5.  SUBSEQUENT EVENTS

At a Special Meeting of Shareholders ("Meeting") held on January 26, 2001 (February 9, 2001 for Chase Vista Core Equity Fund and Chase Vista Equity Growth
Fund), shareholders approved a Plan of Reorganization ("Reorganization Plan") between the Funds listed below. Under the Reorganization Plan, the acquired fund will transfer all of its assets and liabilities to the acquiring fund in a tax-free reorganization. In exchange, shareholders of the acquired fund will receive shares of the acquiring fund with a value equal to their respective holdings in the acquired fund. The costs and expenses associated with Reorganizations will be borne by the Advisor and not by the Funds (or by the shareholders of the Funds). The Reorganization is expected to become effective during the first quarter of 2001.

     Acquired Fund                                      Acquiring Fund
---------------------------------------------------------------------------------------
   Chase Money Market Fund                    Chase Vista Prime Money Market Fund
   Chase Short-Intermediate Term              Chase Vista Short-Term Bond Fund
     U.S. Government Securities Fund
   Chase Intermediate Bond Fund               Chase Vista Select Intermediate Bond Fund
   Chase U.S. Government Securities Fund      Chase Vista U.S. Treasury Income Fund
   Chase Income Fund                          Chase Vista Select Bond Fund
   Chase Vista Balanced Fund                  Chase Balanced Fund
   Chase Vista Equity Income Fund             Chase Equity Income Fund
   Chase Small Capitalization Fund            Chase Vista Small Cap Equity Fund
   Chase Vista Core Equity Fund               Chase Core Equity Fund
   Chase Vista Equity Growth Fund             Chase Equity Growth Fund

6. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

MONEY MARKET FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                PREMIER SHARES                    INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                            Amount          Shares             Amount        Shares
---------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                               $ 337,853         337,853            $2,940         2,940
Shares issued in reinvestment of distributions               10,720          10,720                15            15
Shares redeemed                                            (455,862)       (455,862)           (1,780)       (1,780)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding        $(107,289)       (107,289)           $1,175         1,175
===========================================================================================================================
                                                               YEAR ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                               $ 329,869         329,869            $  215           215
Shares issued in reinvestment of distributions                8,626           8,626                 4             4
Shares redeemed                                            (237,852)       (237,852)              (77)          (77)
---------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                   $ 100,643         100,643            $  142           142
===========================================================================================================================

SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND

---------------------------------------------------------------------------------------------------------------------------
                                                             PREMIER SHARES                    INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                         Amount          Shares             Amount        Shares
---------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                             $  7,010             582           $   177            15
Shares issued in reinvestment of distributions             1,615             134                 7             1
Shares redeemed                                          (18,532)         (1,527)              (20)           (2)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $ (9,907)           (811)          $   164            14
==========================================================================================================================
                                                                       YEAR ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 10,757             872           $    77             6
Shares issued in reinvestment of distributions             1,622             132                 1            --
Shares redeemed                                           (9,760)           (794)              (13)           (1)
---------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $  2,619             210           $    65             5
==========================================================================================================================

INTERMEDIATE TERM BOND FUND

--------------------------------------------------------------------------------------------------------------------
                                                         PREMIER SHARES                    INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------
                                                     Amount          Shares             Amount        Shares
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Shares sold                                         $ 17,896          1,486             $1,370          113
Shares issued in reinvestment of distributions         2,510            206                 59            5
Shares redeemed                                      (17,731)        (1,463)              (154)         (13)
--------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  2,675            229             $1,275          105
====================================================================================================================
                                                                   YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------
Shares sold                                         $ 16,653          1,339             $  482           39
Shares issued in reinvestment of distributions         1,892            153                 12            1
Shares redeemed                                       (9,622)          (776)               (33)          (3)
--------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  8,923            716             $  461           37
====================================================================================================================

U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------------------------------------------
                                                         PREMIER SHARES                    INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------
                                                     Amount          Shares             Amount        Shares
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Shares sold                                         $  1,891            145            $     15             1
Shares issued in reinvestment of distributions           378             29                   3            --
Shares redeemed                                       (6,054)          (463)                (40)           (3)
--------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding             $ (3,785)          (289)           $    (22)           (2)
====================================================================================================================
                                                                   YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------
Shares sold                                         $  6,505            489            $     56             4
Shares issued in reinvestment of distributions           316             24                   2            --
Shares redeemed                                       (2,303)          (176)                (10)           (1)
--------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding             $  4,518            337            $     48             3
====================================================================================================================

INCOME FUND

------------------------------------------------------------------------------------------------------------------------
                                                            PREMIER SHARES                    INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                        Amount          Shares             Amount        Shares
------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 12,236            654            $   754            40
Shares issued in reinvestment of distributions            3,581            190                 26             2
Shares redeemed                                         (35,808)        (1,895)              (243)          (13)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding     $(19,991)        (1,051)           $   537            29
========================================================================================================================
                                                               YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 25,281          1,289            $   586            30
Shares issued in reinvestment of distributions            3,825            198                 10             1
Shares redeemed                                         (17,803)          (918)               (88)           (5)
------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                $ 11,303            569            $   508            26
========================================================================================================================

BALANCED FUND

------------------------------------------------------------------------------------------------------------------------
                                                            PREMIER SHARES                    INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                        Amount          Shares             Amount        Shares
------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 39,899           1,042            $ 1,347            35
Shares issued in reinvestment of distributions           15,790             509                350            11
Shares redeemed                                         (80,235)         (2,215)            (1,181)          (30)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding     $(24,546)           (664)           $   516            16
========================================================================================================================
                                                                 YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 54,740           1,536            $ 4,478           124
Shares issued in reinvestment of distributions            2,202              61                 28             1
Shares redeemed                                         (22,470)           (625)            (2,885)          (81)
------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                $ 34,472             972            $ 1,621            44
========================================================================================================================

EQUITY INCOME FUND

----------------------------------------------------------------------------------------------------------------------
                                                             PREMIER SHARES                    INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------
                                                         Amount          Shares             Amount        Shares
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------
Shares sold                                           $  34,255             700            $ 5,213           106
Shares issued in reinvestment of distributions           26,069             759              1,325            39
Shares redeemed                                        (101,444)         (2,136)            (3,459)          (73)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $ (41,120)           (677)           $ 3,079            72
======================================================================================================================
                                                                     YEAR ENDED DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Shares sold                                           $  55,841           1,131            $ 4,015            81
Shares issued in reinvestment of distributions            7,374             151                145             3
Shares redeemed                                         (31,339)           (637)              (523)          (11)
----------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding               $  31,876             645            $ 3,637            73
======================================================================================================================

SMALL CAPITALIZATION FUND

----------------------------------------------------------------------------------------------------------------------
                                                             PREMIER SHARES                    INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------
                                                         Amount          Shares             Amount        Shares
----------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------------
Shares sold                                            $  38,589           1,595           $ 7,211           291
Shares issued in reinvestment of distributions             3,587             160               250            11
Shares redeemed                                          (45,164)         (1,822)           (1,997)          (82)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding     $  (2,988)            (67)          $ 5,464           220
======================================================================================================================
                                                                     YEAR ENDED DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Shares sold                                            $  34,842           1,764           $   776            41
Shares issued in reinvestment of distributions                --              --                --            --
Shares redeemed                                          (17,865)           (898)              (84)           (4)
----------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                $  16,977             866           $   692            37
======================================================================================================================

CORE EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                     PREMIER SHARES                    INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                Amount            Shares          Amount             Shares
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $ 70,021            2,190         $  7,504              238
Shares issued in reinvestment of distributions                    8,990              356              523               21
Shares redeemed                                                 (86,081)          (2,741)          (2,889)             (93)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding             $ (7,070)            (195)        $  5,138              166
==============================================================================================================================
                                                                               YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $ 99,241            3,481         $  6,109              205
Shares issued in reinvestment of distributions                    3,169              102               68                2
Shares redeemed                                                 (38,291)          (1,315)            (530)             (17)
------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                        $ 64,119            2,268         $  5,647              190
==============================================================================================================================

EQUITY GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                     PREMIER SHARES                    INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                Amount            Shares          Amount             Shares
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $118,355            1,756         $ 24,906              364
Shares issued in reinvestment of distributions                   29,476              710            3,828               93
Shares redeemed                                                (185,553)          (3,049)          (7,328)            (117)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding             $(37,722)            (583)        $ 21,406              340
==============================================================================================================================

                                                                               YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    $121,695            2,098         $ 11,697              201
Shares issued in reinvestment of distributions                    4,136               63              188                3
Shares redeemed                                                 (51,649)            (883)            (556)              (9)
------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                        $ 74,182            1,278         $ 11,329              195
==============================================================================================================================

CHASE FUNDS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

                                                                          Chase Money Market Fund
                                              --------------------------------------------------------------------------
                                                          Premier Shares                            Investor Shares
                                              -------------------------------------------- -----------------------------
                                                            Year Ended                          Year Ended     11/10/98*
                                              -------------------------------------------- ------------------   Through
                                              12/31/00 12/31/99 12/31/98 12/31/97 12/31/96 12/31/00  12/31/99  12/31/98
                                              -------- -------- -------- -------- -------- --------  --------  --------
Per share operating performance:
Net asset value, beginning of period .......    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00     $ 1.00    $1.00
                                                -----    -----    -----    -----    -----    -----     ------    -----
Income from investment operations:
  Net investment income ....................     0.06     0.05     0.05     0.05     0.05     0.06       0.05     0.01
  Net gains or losses in investments (both
   realized and unrealized) ................       --       --       --       --       --       --         --       --
                                                -----    -----    -----    -----    -----    -----     ------    -----
   Total from investment operations ........     0.06     0.05     0.05     0.05     0.05     0.06       0.05     0.01
                                                -----    -----    -----    -----    -----    -----     ------    -----
Less distributions:
  Dividends from net investment income .....     0.06     0.05     0.05     0.05     0.05     0.06       0.05     0.01
  Distributions from capital gains .........       --       --       --       --       --       --         --       --
                                                -----    -----    -----    -----    -----    -----     ------    -----
   Total distributions .....................     0.06     0.05     0.05     0.05     0.05     0.06       0.05     0.01
                                                -----    -----    -----    -----    -----    -----     ------    -----
Net asset value, end of period .............    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00     $ 1.00    $1.00
                                                =====    =====    =====    =====    =====    =====     ======    =====
Total return ...............................     6.13%    4.89%    5.20%    5.18%    5.06%    6.02%      4.78%    0.69%
Ratios/supplemental data:
  Net assets, end of period (millions) .....    $ 189    $ 296    $ 195    $ 135    $ 119    $   1     $    +    $   +

Ratios to average net assets:#
  Expenses .................................     0.50%    0.50%    0.50%    0.50%    0.50%    0.61%      0.60%    0.60%
  Net investment income ....................     5.98%    4.81%    5.07%    5.09%    4.93%    5.87%      4.71%    4.72%
  Expenses without waivers, reimbursements
   and earnings credits ....................     0.55%    0.58%    0.60%    0.74%    0.72%    6.76%     25.25%    0.80%
  Net investment income without waivers,
   reimbursements and earnings credits .....     5.93%    4.73%    4.97%    4.85%    4.71%   (0.28%)   (19.94%)   4.52%
===========================================================================================================================

* Commencement of offering of class of shares.
# Short periods have been annualized.
+ Amount rounds to less than one million.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                      Chase Short-Intermediate Term U.S. Government Securities Fund
                                              --------------------------------------------------------------------------
                                                          Premier Shares                            Investor Shares
                                              -------------------------------------------- -----------------------------
                                                            Year Ended                          Year Ended     11/10/98*
                                              -------------------------------------------- ------------------   Through
                                              12/31/00 12/31/99 12/31/98 12/31/97 12/31/96 12/31/00  12/31/99  12/31/98
                                              -------- -------- -------- -------- -------- --------  --------  --------
Per share operating performance:
Net asset value, beginning of period ........  $12.05   $12.60   $12.39   $11.66  $11.35   $12.04    $12.59    $12.64
                                               ------   ------   ------   ------  ------   ------    ------    ------
Income from investment operations:
  Net investment income .....................    0.69     0.60     0.63     0.67    0.60     0.66      0.57      0.08
  Net gains or losses in investments (both
   realized and unrealized) .................    0.39    (0.51)    0.25     0.06   (0.29)    0.40     (0.51)       --
                                               ------   ------   ------   ------  ------   ------    ------    ------
   Total from investment operations .........    1.08     0.09     0.88     0.73    0.31     1.06      0.06      0.08
                                               ------   ------   ------   ------  ------   ------    ------    ------
Less distributions:
  Dividends from net investment income ......    0.69      0.60    0.63       --      --     0.66      0.57      0.09
  Distributions from capital gains ..........      --      0.04    0.04       --      --       --      0.04      0.04
                                               ------   ------   ------   ------  ------   ------    ------    ------
   Total distributions ......................    0.69     0.64     0.67       --      --     0.66      0.61      0.13
                                               ------   ------   ------   ------  ------   ------    ------    ------
Net asset value, end of period ..............  $12.44   $12.05   $12.60   $12.39  $11.66   $12.44    $12.04    $12.59
                                               ======   ======   ======   ======  ======   ======    ======    ======
Total return ................................    9.32%    0.72%    7.35%    6.30%   2.68%    9.14%     0.48%    0.60%
Ratios/supplemental data:
  Net assets, end of period (millions) ......  $   23   $   31   $   31   $   24  $   29   $    +    $     +   $    +
Ratios to average net assets:#
  Expenses ..................................    0.75%    0.75%    0.75%    0.75%   0.75%    1.00%     0.99%     1.03%
  Net investment income .....................    5.75%    4.82%    5.06%    5.40%   5.26%    5.50%     4.58%     4.47%
  Expenses without waivers, reimbursements
   and earnings credits .....................    1.15%    1.12%    1.12%    1.01%   0.88%   15.87%    57.39%     1.58%
  Net investment income without waivers,
   reimbursements and earnings credits ......    5.35%    4.45%    4.69%    5.14%   5.13%   (9.37%)  (51.82%)    3.92%
Portfolio turnover rate .....................      85%      91%      87%      63%    177%      85%       91%       87%
========================================================================================================================

* Commencement of offering of class of shares.
# Short periods have been annualized.
+ Amount rounds to less than one million.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                     Chase Intermediate Term Bond Fund
                                              --------------------------------------------------------------------------
                                                          Premier Shares                            Investor Shares
                                              -------------------------------------------- -----------------------------
                                                            Year Ended                          Year Ended     11/10/98*
                                              -------------------------------------------- ------------------   Through
                                              12/31/00 12/31/99 12/31/98 12/31/97 12/31/96 12/31/00  12/31/99  12/31/98
                                              -------- -------- -------- -------- -------- --------  --------  --------
Per share operating performance:
Net asset value, beginning of period .......   $12.06   $12.87   $12.75   $11.89  $11.67   $12.06    $12.87    $12.91
                                               ------   ------   ------   ------  ------   ------    ------    ------
Income from investment operations:
  Net investment income ....................     0.73     0.66     0.68     0.56    0.61     0.70      0.63      0.09
  Net gains or losses in investments (both
   realized and unrealized) ................     0.52    (0.80)    0.27     0.30   (0.39)    0.51     (0.80)     0.11
                                               ------   ------   ------   ------  ------   ------    ------    ------
   Total from investment operations ........     1.25    (0.14)    0.95     0.86    0.22     1.21     (0.17)     0.20
                                               ------   ------   ------   ------  ------   ------    ------    ------
Less distributions:
  Dividends from net investment income .....     0.73     0.66     0.68       --      --     0.70      0.63      0.09
  Distributions from capital gains .........       --     0.01     0.15       --      --       --      0.01      0.15
                                               ------   ------   ------   ------  ------   ------    ------    ------
   Total distributions .....................     0.73     0.67     0.83       --      --     0.70      0.64      0.24
                                               ------   ------   ------   ------  ------   ------    ------    ------
Net asset value, end of period .............   $12.58   $12.06   $12.87   $12.75  $11.89   $12.57    $12.06    $12.87
                                               ======   ======   ======   ======  ======   ======    ======    ======
Total return ...............................    10.75%   (1.11%)   7.63%    7.26%   1.86%   10.39%    (1.36%)    1.52%
Ratios/supplemental data:
  Net assets, end of period (millions) .....   $   44   $   39   $   33   $   19  $    7   $    2    $    +    $    +
Ratios to average net assets:#
  Expenses .................................     0.75%    0.75%    0.75%    0.75%   0.75%    1.00%     0.99%     1.03%
  Net investment income ....................     6.03%    5.33%    5.25%    5.61%   5.32%    5.78%     5.09%     4.64%
  Expenses without waivers, reimbursements
   and earnings credits ....................     0.96%    1.18%    1.27%    1.25%   1.42%    3.28%     9.79%     1.72%
  Net investment income without waivers,
   reimbursements and earnings credits .....     5.82%    4.90%    4.73%    5.11%   4.65%    3.50%    (3.71%)    3.95%
Portfolio turnover rate ....................       98%      85%     135%      14%    134%      98%       85%      135%
=======================================================================================================================

* Commencement of offering of class of shares.
# Short periods have been annualized.
+ Amount rounds to less than one million.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                    Chase U.S. Government Securities Fund
                                              ---------------------------------------------------------------------------
                                                          Premier Shares                            Investor Shares
                                              -------------------------------------------- ------------------------------
                                                            Year Ended                          Year Ended     11/10/98**
                                              -------------------------------------------- ------------------   Through
                                              12/31/00 12/31/99 12/31/98 12/31/97 12/31/96 12/31/00  12/31/99  12/31/98
                                              -------- -------- -------- -------- -------- --------  --------  ----------
Per share operating performance:
Net asset value, beginning of period .......  $12.84   $ 13.83  $13.98   $12.76   $13.01   $12.84    $ 13.83    $14.42
                                              ------   -------  ------   ------   ------   ------    -------    ------
Income from investment operations:
  Net investment income ....................    0.82     0.64     0.72     0.75     0.74     0.79       0.61      0.09
  Net gains or losses in investments (both
   realized and unrealized) ................    0.66    (0.99)    0.54     0.47    (0.99)    0.66      (0.99)     0.10
                                              ------   -------  ------   ------   ------   ------    -------    ------
   Total from investment operations ........    1.48    (0.35)    1.26     1.22    (0.25)    1.45      (0.38)     0.19
                                              ------   -------  ------   ------   ------   ------    -------    ------
Less distributions:
  Dividends from net investment income .....    0.82      0.64    0.72       --       --     0.79       0.61      0.09
  Distributions from capital gains .........      --        --    0.68       --       --       --         --      0.68
In excess of realized capital gains ........      --        --    0.01       --       --       --         --      0.01
                                              ------   -------  ------   ------   ------   ------    -------    ------
   Total distributions .....................  $ 0.82     0.64     1.41       --       --     0.79       0.61      0.78
                                              ------   -------  ------   ------   ------   ------    -------    ------
Net asset value, end of period .............  $13.50   $12.84   $13.83   $13.98   $12.76   $13.50    $ 12.84    $13.83
                                              ======   ======   ======   ======   ======   ======    =======    ======
Total return ...............................   11.95%   (2.55%)   9.28%    9.55%   (1.89%)  11.69%     (2.79%)    1.37%
Ratios/supplemental data:
  Net assets, end of period (millions) .....  $    4   $    8   $    4   $    3   $    3   $    +    $     +    $    +
Ratios to average net assets:#
  Expenses .................................    0.75%    0.75%    0.75%    0.75%    0.75%    1.00%      1.00%     1.03%
  Net investment income ....................    6.30%    4.87%    5.07%    5.73%    6.01%    6.05%      4.62%     4.45%
  Expenses without waivers, reimbursements
   and earnings credits ....................    2.49%    2.44%    3.85%*   3.15%    2.09%   41.37%     45.80%     1.92%
  Net investment income without waivers,
   reimbursements and earnings credits .....    4.56%    3.18%    1.97%*   3.33%    4.67%  (34.32%)   (40.18%)    3.56%
Portfolio turnover rate ....................      85%      19%     110%      87%      48%      85%        19%      110%
=========================================================================================================================

* Restated.
** Commencement of offering of class of shares.
# Short periods have been annualized.
+ Amount rounds to less than one million.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                               Chase Income Fund
                                              --------------------------------------------------------------------------
                                                          Premier Shares                            Investor Shares
                                              -------------------------------------------- -----------------------------
                                                            Year Ended                          Year Ended     11/10/98*
                                              -------------------------------------------- ------------------   Through
                                              12/31/00 12/31/99 12/31/98 12/31/97 12/31/96 12/31/00  12/31/99  12/31/98
                                              -------- -------- -------- -------- -------- --------  --------  ---------
Per share operating performance:
Net asset value, beginning of period .......   $18.71   $20.47   $20.18   $18.56  $18.21   $18.72    $20.46    $20.77
                                               ------   ------   ------   ------  ------   ------    ------    ------
Income from investment operations:
  Net investment income ....................     1.18     1.03     1.09     1.14    1.00     1.13      0.98      0.14
  Net gains or losses in investments
   (both realized and unrealized) ..........     0.72    (1.59)    0.77     0.48   (0.65)    0.73     (1.57)     0.18
                                               ------   ------   ------   ------  ------   ------    ------    ------
   Total from investment operations ........     1.90    (0.56)    1.86     1.62    0.35     1.86     (0.59)     0.32
                                               ------   ------   ------   ------  ------   ------    ------    ------
Less distributions:
  Dividends from net investment income .....     1.18     1.03     1.09       --      --     1.13      0.98      0.15
  Distributions from capital gains .........       --     0.17     0.48       --      --       --      0.17      0.48
                                               ------   ------   ------   ------  ------   ------    ------    ------
   Total distributions .....................     1.18     1.20     1.57       --      --     1.13      1.15      0.63
                                               ------   ------   ------   ------  ------   ------    ------    ------
Net asset value, end of period .............   $19.43   $18.71   $20.47   $20.18  $18.56   $19.45    $18.72    $20.46
                                               ======   ======   ======   ======  ======   ======    ======    ======
Total return ...............................    10.54%   (2.78%)   9.47%    8.73%   1.91%   10.31%    (2.92%)    1.54%
Ratios/supplemental data:
  Net assets, end of period (millions) .....   $   48   $   65   $   60   $   51  $   54   $    1    $    1    $    1
Ratios to average net assets:#
  Expenses .................................     0.75%    0.75%    0.75%    0.75%   0.75%    1.00%     0.99%     1.03%
  Net investment income ....................     6.27%    5.28%    5.28%    5.82%   5.58%    6.02%     5.04%     4.72%
  Expenses without waivers, reimbursements
   and earnings credits ....................     0.93%    0.93%    0.94%    1.14%   1.07%    3.74%     6.22%     1.44%
  Net investment income without waivers,
   reimbursements and earnings credits .....     6.09%    5.10%    5.09%    5.43%   5.26%    3.28%    (0.19%)    4.31%
Portfolio turnover rate ....................      140%     120%      54%      97%     72%     140%      120%       54%
========================================================================================================================

* Commencement of offering of class of shares.
# Short periods have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                             Chase Balanced Fund
                                               ----------------------------------------------------------------------------------
                                                                 Premier Shares                           Investor Shares
                                               ------------------------------------------------   -------------------------------
                                                                   Year Ended                          Year Ended       10/16/98*
                                               -------------------------------------------------  -------------------   Through
                                               12/31/00   12/31/99  12/31/98  12/31/97  12/31/96  12/31/00   12/31/99   12/31/98
                                               --------   --------  --------  --------  --------  --------   --------   --------
Per share operating performance:
Net asset value, beginning of period ........  $ 38.50    $ 34.54   $ 29.26   $ 23.66   $ 21.25   $ 38.46    $ 34.51    $ 31.87
                                               -------    -------   -------   -------   -------   -------    -------    -------
Income from investment operations:
  Net investment income .....................     0.86@      0.78@     0.73      0.74      0.63      0.76@      0.70@       0.10
  Net gains or losses in investments (both
   realized and unrealized) .................    (1.96)      4.07      6.53      4.86      1.78     (1.96)      4.05       3.95
                                               -------    -------   -------   -------   -------   -------    -------    -------
   Total from investment operations .........    (1.10)      4.85      7.26      5.60      2.41     (1.20)      4.75       4.05
                                               -------    -------   -------   -------   -------   -------    -------    -------
Less distributions:
  Dividends from net investment income ......     1.38       0.70      0.73        --        --      1.28       0.61       0.16
  Distributions from capital gains ..........     5.75       0.19      1.25        --        --      5.75       0.19       1.25
                                               -------    -------   -------   -------   -------   -------    -------    -------
   Total distributions ......................     7.13       0.89      1.98        --        --      7.03       0.80       1.41
                                               -------    -------   -------   -------   -------   -------    -------    -------
Net asset value, end of period ..............  $ 30.27    $ 38.50   $ 34.54   $ 29.26   $ 23.66   $ 30.23    $ 38.46    $ 34.51
                                               =======    =======   =======   =======   =======   =======    =======    =======
Total return ................................    (2.55%)    14.23%    25.15%    23.67%    11.31%    (2.80%)    13.94%     12.78%
Ratios/supplemental data:
  Net assets, end of period (millions) ......  $    61    $   103   $    59   $    36   $    23   $     2    $     2    $     1
Ratios to average net assets:#
  Expenses ..................................     1.00%      1.00%     1.00%     1.00%     1.00%     1.25%      1.25%      1.25%
  Net investment income .....................     2.23%      2.19%     2.32%     2.73%     2.82%     1.99%      1.94%      1.84%
  Expenses without waivers, reimbursements
   and earnings credits .....................     1.06%      1.19%     1.28%     1.28%     1.17%     2.75%      3.34%    107.16%
  Net investment income without waivers,
   reimbursements and earnings credits ......     2.17%      2.00%     2.04%     2.45%     2.65%     0.49%     (0.15%)  (104.07%)
Portfolio turnover rate .....................      134%        45%       58%       64%       70%      134%        45%        58%
---------------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                             Chase Equity Income Fund
                                               ----------------------------------------------------------------------------------
                                                                 Premier Shares                           Investor Shares
                                               ------------------------------------------------   -------------------------------
                                                                   Year Ended                          Year Ended       8/24/98*
                                               -------------------------------------------------  -------------------   Through
                                               12/31/00   12/31/99  12/31/98  12/31/97  12/31/96  12/31/00   12/31/99   12/31/98
                                               --------   --------  --------  --------  --------  --------   --------   --------
Per share operating performance:
Net asset value, beginning of period ........  $ 49.80    $ 46.14   $ 36.97   $ 28.21   $ 23.93   $ 49.83    $ 46.23    $ 40.49
                                               -------    -------   -------   -------   -------   -------    -------    -------
Income from investment operations:
  Net investment income .....................     0.29@      0.32@     0.33      0.40      0.43      0.17@      0.20@      0.06
  Net gains or losses in investments (both
   realized and unrealized) .................    (2.66)      5.65      9.32      8.36      3.85     (2.66)      5.63       5.89
                                               -------    -------   -------   -------   -------   -------    -------    -------
   Total from investment operations .........    (2.37)      5.97      9.65      8.76      4.28     (2.49)      5.83       5.95
                                               -------    -------   -------   -------   -------   -------    -------    -------
Less distributions:
  Dividends from net investment income ......     0.29       0.31      0.34        --        --      0.18       0.23       0.07
  Distributions from capital gains ..........    11.81       2.00      0.14        --        --     11.81       2.00       0.14
                                               -------    -------   -------   -------   -------   -------    -------    -------
   Total distributions ......................    12.10       2.31      0.48        --        --     11.99       2.23       0.21
                                               -------    -------   -------   -------   -------   -------    -------    -------
Net asset value, end of period ..............  $ 35.33    $ 49.80   $ 46.14   $ 36.97   $ 28.21   $ 35.35    $ 49.83    $ 46.23
                                               =======    =======   =======   =======   =======   =======    =======    =======
Total return ................................    (3.85%)    13.06%    26.20%    31.50%    17.87%    (4.09%)    12.70%     14.70%
Ratios/supplemental data:
  Net assets, end of period (millions) ......  $    97    $   170   $   128   $    75   $    63   $     5    $     4    $     1
Ratios to average net assets:#
  Expenses ..................................     1.00%      1.00%     1.00%     1.00%     1.00%     1.25%      1.24%      1.18%
  Net investment income .....................     0.59%      0.66%     0.82%     1.67%     1.67%     0.34%      0.42%      0.57%
  Expenses without waivers, reimbursements
   and earnings credits .....................     1.03%      1.09%     1.10%     1.11%     1.07%     1.94%      3.33%     37.61%
  Net investment income without waivers,
   reimbursements and earnings credits ......     0.56%      0.57%     0.72%     1.56%     1.60%    (0.35%)    (1.67%)   (35.86%)
Portfolio turnover rate .....................       15%        16%        3%       14%       24%       15%        16%         3%
---------------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                          Chase Small Capitalization Fund
                                              ---------------------------------------------------------------------------------
                                                                Premier Shares                           Investor Shares
                                              ------------------------------------------------   ------------------------------
                                                                  Year Ended                          Year Ended       8/12/98*
                                              -------------------------------------------------  -------------------   Through
                                              12/31/00   12/31/99  12/31/98  12/31/97  12/31/96  12/31/00   12/31/99   12/31/98
                                              --------   --------  --------  --------  --------  --------   --------   --------
Per share operating performance:
Net asset value, beginning of period .......  $ 22.60    $ 19.96   $ 21.78   $ 17.55   $ 13.41   $ 22.51    $ 19.94    $ 19.86
                                              -------    -------   -------   -------   -------   -------    -------    -------
Income from investment operations:
  Net investment income ....................    (0.06)@    (0.02)@   (0.01)     0.02      0.01     (0.12)@    (0.08)@    (0.01)
  Net gains or losses in investments (both
   realized and unrealized) ................     2.90       2.66     (0.46)     4.21      4.13      2.89       2.65       1.44
                                              -------    -------   -------   -------   -------   -------    -------    -------
   Total from investment operations ........     2.84       2.64     (0.47)     4.23      4.14      2.77       2.57       1.43
                                              -------    -------   -------   -------   -------   -------    -------    -------
Less distributions:
  Dividends from capital gains .............       --         --      0.71        --        --        --         --       0.71
  In excess of net realized gain
   on investment ...........................     1.06         --      0.64        --        --      1.06         --       0.64
                                              -------    -------   -------   -------   -------   -------    -------    -------
   Total distributions .....................     1.06         --      1.35        --        --      1.06         --       1.35
                                              -------    -------   -------   -------   -------   -------    -------    -------
Net asset value, end of period .............  $ 24.38    $ 22.60   $ 19.96   $ 21.78   $ 17.55   $ 24.22    $ 22.51    $ 19.94
                                              =======    =======   =======   =======   =======   =======    =======    =======
Total return ...............................    12.98%     13.23%    (1.83%)   24.08%    30.88%    12.72%     12.89%      7.56%
Ratios/supplemental data:
  Net assets, end of period (millions) .....  $    99    $    93   $    65   $    40   $    21   $     6    $     1    $     1
Ratios to average net assets:#
  Expenses .................................     1.00%      1.00%     1.00%     1.00%     1.22%     1.25%      1.24%      1.24%
  Net investment income ....................    (0.25%)    (0.13%)   (0.03%)    0.13%     0.04%    (0.50%)    (0.37%)    (0.18%)
  Expenses without waivers and
   reimbursements ..........................     1.08%      1.21%     1.26%     1.40%     1.37%     2.04%      6.02%     74.81%
  Net investment income without waivers
   and reimbursements ......................    (0.33%)    (0.34%)   (0.29%)   (0.27%)   (0.11%)   (1.29%)    (5.15%)   (73.75%)
Portfolio turnover rate ....................       68%        60%       45%       43%       68%       68%        60%        45%
-------------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                  Chase Core Equity Fund
                                                  ---------------------------------------------------------------------------------
                                                                    Premier Shares                           Investor Shares
                                                  ------------------------------------------------   ------------------------------
                                                                      Year Ended                          Year Ended       9/10/98*
                                                  -------------------------------------------------  -------------------   Through
                                                  12/31/00   12/31/99  12/31/98  12/31/97  12/31/96  12/31/00   12/31/99   12/31/98
                                                  --------   --------  --------  --------  --------  --------   --------   --------
Per share operating performance:
Net asset value, beginning of period ...........  $ 32.24    $ 26.52   $ 21.25   $ 15.94   $ 13.01   $ 32.19    $ 26.52    $ 21.49
                                                  -------    -------   -------   -------   -------   -------    -------    -------
Income from investment operations:
  Net investment income ........................       --       0.04@     0.09      0.14      0.16     (0.05)     (0.05)@       --
  Net gains or losses in investments (both
   realized and unrealized) ....................    (3.95)      6.27      6.44      5.17      2.77     (3.96)      6.28       6.22
                                                  -------    -------   -------   -------   -------   -------    -------    -------
   Total from investment operations ............    (3.95)      6.31      6.53      5.31      2.93     (4.01)      6.23       6.22
                                                  -------    -------   -------   -------   -------   -------    -------    -------
Less distributions:
  Dividends from net investment income .........       --       0.04      0.09        --        --        --       0.01       0.02
  Distributions from capital gains .............     1.88       0.55      1.17        --        --      1.88       0.55       1.17
                                                  -------    -------   -------   -------   -------   -------    -------    -------
   Total distributions .........................     1.88       0.59      1.26        --        --      1.88       0.56       1.19
                                                  -------    -------   -------   -------   -------   -------    -------    -------
Net asset value, end of period .................  $ 26.41    $ 32.24   $ 26.52   $ 21.25   $ 15.94   $ 26.30    $32.19 $     26.52
                                                  =======    =======   =======   =======   =======   =======    ====== ===========
Total return ...................................   (11.99%)    23.89%    30.95%    33.33%    22.54%   (12.19%)    23.59%     29.08%
Ratios/supplemental data:
  Net assets, end of period (millions) .........  $   143    $   181   $    89   $    51   $    29   $     9    $     6    $     1
Ratios to average net assets:#
  Expenses .....................................     1.00%      1.00%     1.00%     1.00%     1.00%     1.24%      1.24%      1.23%
  Net investment income ........................    (0.01%)     0.13%     0.39%     0.74%     1.10%    (0.25%)    (0.13%)    (0.03%)
  Expenses without waivers and reimbursements ..     1.05%      1.11%     1.18%     1.20%     1.14%     1.80%      3.02%    140.46%
  Net investment income without waivers
   and reimbursements ..........................    (0.06%)     0.02%     0.21%     0.54%     0.96%    (0.81%)    (1.89%)  (139.26%)
Portfolio turnover rate ........................                  11%~      32%       24%       29%                  11%~       32%
------------------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  # Short periods have been annualized.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the Fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  @ Calculated based upon average shares outstanding.


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                 Chase Equity Growth Fund
                                                  ---------------------------------------------------------------------------------
                                                                    Premier Shares                           Investor Shares
                                                  ------------------------------------------------   ------------------------------
                                                                      Year Ended                          Year Ended       8/13/98*
                                                  -------------------------------------------------  -------------------   Through
                                                  12/31/00   12/31/99  12/31/98  12/31/97  12/31/96  12/31/00   12/31/99   12/31/98
                                                  --------   --------  --------  --------  --------  --------   --------   --------
Per share operating performance:
Net asset value, beginning of period ...........  $ 68.09    $ 52.36   $ 38.36   $ 27.95   $ 23.20   $ 67.85    $ 52.30    $ 45.57
                                                  -------    -------   -------   -------   -------   -------    -------    -------
Income from investment operations:
  Net investment income ........................    (0.26)@    (0.14)@    0.03      0.07      0.10     (0.42)@    (0.29)@    (0.02)
  Net gains or losses in investments (both
   realized and unrealized) ....................   (16.22)     16.78     15.78     10.34      4.65    (16.14)     16.75       8.53
                                                  -------    -------   -------   -------   -------   -------    -------    -------
   Total from investment operations ............   (16.48)     16.64     15.81     10.41      4.75    (16.56)     16.46       8.51
                                                  -------    -------   -------   -------   -------   -------    -------    -------
Less distributions:
  Dividends from net investment income .........       --         --      0.03        --        --        --         --         --
  Distributions from capital gains .............     8.17       0.91      1.78        --        --      8.17       0.91       1.78
                                                  -------    -------   -------   -------   -------   -------    -------    -------
   Total distributions .........................     8.17       0.91      1.81        --        --      8.17       0.91       1.78
                                                  -------    -------   -------   -------   -------   -------    -------    -------
Net asset value, end of period .................  $ 43.44    $ 68.09   $ 52.36   $ 38.36   $ 27.95   $ 43.12    $ 67.85    $ 52.30
                                                  =======    =======   =======   =======   =======   =======    =======    =======
Total return ...................................   (23.65%)    31.85%    41.38%    37.20%    20.52%   (23.85%)    31.54%     18.80%
Ratios/supplemental data:
  Net assets, end of period (millions) .........  $   179    $   320   $   179   $    74   $    57   $    24    $    15    $     1
Ratios to average net assets:#
  Expenses .....................................     1.00%      1.00%     1.00%     1.00%     1.00%     1.24%      1.24%      1.25%
  Net investment income ........................    (0.40%)    (0.24%)    0.05%     0.20%     0.41%    (0.65%)    (0.48%)    (0.19%)
  Expenses without waivers and reimbursements ..     1.02%      1.03%     1.09%     1.11%     1.08%     1.64%      2.34%      5.88%
  Net investment income without waivers
   and reimbursements ..........................    (0.42%)    (0.27%)   (0.04%)    0.09%     0.33%    (1.05%)    (1.58%)     4.82%
Portfolio turnover rate ........................                  15%~      35%       35%       62%                  15%~       35%
------------------------------------------------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  # Short periods have been annualized.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the Fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  @ Calculated based upon average shares outstanding.


                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Mutual Fund Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments as presented, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Money Market Fund, Chase Short-Intermediate Term U.S. Government Securities Fund, Chase Intermediate Term Bond Fund, Chase U.S. Government Securities Fund, Chase Income Fund, Chase Balanced Fund, Chase Equity Income Fund, Chase Small Capitalization Fund, Chase Core Equity Fund, and Chase Equity Growth Fund (separate portfolios of Mutual Fund Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 9, 2001

CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 97.0%
--------------------------------------------------------------------------------
         COMMON STOCK-- 97.0%
         --------------------
             AIRLINES-- 2.1%
      144    Southwest Airlines, Inc.                                $  4,829

             BANKING-- 1.4%
       56    Bank of New York Co., Inc.                                 3,104

             BIOTECHNOLOGY-- 1.2%
       42    Amgen, Inc. *                                              2,655

             COMPUTER NETWORKS--  2.2%
      134    CISCO SYSTEMS, Inc. *                                      5,113

             COMPUTER SOFTWARE-- 3.5%
      106    Microsoft Corp. *                                          4,589
      114    Oracle Corp. *                                             3,309
                                                                     --------
                                                                        7,898

             COMPUTERS/COMPUTER HARDWARE-- 5.1%
       84    Compaq Computer Corp.                                      1,257
       66    EMC Corp. *                                                4,394
       43    Hewlett-Packard Co.                                        1,361
       31    International Business Machines Corp.                      2,646
       68    Sun Microsystems, Inc. *                                   1,894
                                                                     --------
                                                                       11,552

             CONSUMER PRODUCTS-- 4.3%
       47    Avon Products, Inc.                                        2,256
       55    Colgate-Palmolive Co.                                      3,539
       47    Philip Morris Companies, Inc.                              2,057
       25    Procter & Gamble Co.                                       1,965
                                                                     --------
                                                                        9,817

             DIVERSIFIED-- 6.1%
      224    General Electric Co.                                      10,734
       56    Tyco International LTD (Bermuda)                           3,118
                                                                     --------
                                                                       13,852

             ELECTRONICS/ELECTRICAL EQUIPMENT-- 1.1%
       31    Sanmina Corp. *                                            2,396

             FINANCIAL SERVICES-- 11.2%
      120    American Express Co.                                       6,583
       99    Charles Schwab Corp.                                       2,796
      130    Citigroup, Inc.                                            6,613
       22    Fannie Mae                                                 1,911
       62    Merrill Lynch & Co., Inc.                                  4,216
       44    Morgan Stanley Dean Witter & Co.                           3,449
                                                                     --------
                                                                       25,568

             FOOD/BEVERAGE PRODUCTS-- 4.4%
       63    Anheuser-Busch Companies, Inc.                             2,848
       49    Coca-Cola Co.                                              2,978
       86    PepsiCo, Inc.                                              4,239
                                                                     --------
                                                                       10,065

             HEALTH CARE/HEALTH CARE SERVICES-- 1.7%
       63    Medtronic, Inc.                                            3,787
             INSURANCE-- 4.3%
      100    American International Group, Inc.                         9,869

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
             INTERNET SERVICES/SOFTWARE-- 0.7%
       44    America Online, Inc. *                                  $  1,529

             MACHINERY & ENGINEERING EQUIPMENT-- 0.5%
       27    Dover Corp.                                                1,084

             METALS/MINING-- 1.0%
       68    Alcoa, Inc.                                                2,291

             MULTI-MEDIA-- 2.2%
       27    Gannett Co., Inc.                                          1,718
       39    The Walt Disney Co.                                        1,118
       42    Time Warner, Inc.                                          2,168
                                                                     --------
                                                                        5,004

             OIL & GAS-- 6.9%
       29    BJ Services Co. *                                          2,001
       21    Chevron Corp.                                              1,765
      101    Exxon Mobil Corp.                                          8,770
       51    Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                            3,061
                                                                     --------
                                                                       15,597

             PHARMACEUTICALS-- 11.6%
       32    Abbott Laboratories                                        1,549
       28    American Home Products Corp.                               1,754
       40    Bristol-Myers Squibb Co.                                   2,985
       24    Eli Lilly & Co.                                            2,268
       25    Johnson & Johnson                                          2,627
       47    Merck & Co., Inc.                                          4,361
      156    Pfizer, Inc.                                               7,170
       29    Pharmacia Corp.                                            1,772
       36    Schering-Plough Corp.                                      2,067
                                                                     --------
                                                                       26,553

             RETAILING-- 8.5%
       47    Best Buy Co., Inc. *                                       1,381
       61    Home Depot, Inc.                                           2,788
       41    Kohls Corp. *                                              2,481
       55    Target Corp.                                               1,766
      131    Wal-Mart Stores, Inc.                                      6,967
       97    Walgreen Co.                                               4,046
                                                                     --------
                                                                       19,429

             SEMI-CONDUCTORS-- 4.4%
       25    Analog Devices, Inc. *                                     1,284
      143    Intel Corp.                                                4,314
       67    KLA-Tencor Corp. *                                         2,246
       48    Texas Instruments, Inc.                                    2,260
                                                                     --------
                                                                       10,104

             TELECOMMUNICATIONS--- 4.5%
       34    AT&T Corp.                                                   592
       52    BellSouth Corp.                                            2,132
       71    SBC Communications, Inc.                                   3,372
       59    Verizon Communications                                     2,961
       89    WorldCom, Inc. *                                           1,240
                                                                     --------
                                                                       10,297

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT-- 3.9%
      123    ADC Telecommunications, Inc. *                          $  2,226
       42    Corning, Inc.                                              2,215
       22    JDS Uniphase Corp. *                                         917
       62    Nortel Networks Corp. (Canada)                             2,003
       18    Qualcomm, Inc. *                                           1,473
                                                                     --------
                                                                        8,834

             UTILITIES-- 4.2%
       48    AES Corp. *                                                2,641
       21    Duke Energy Corp.                                          1,829
       61    Enron Corp.                                                5,054
                                                                     --------
                                                                        9,524
-------------------------------------------------------------------------------
             Total Long-Term Investments                              220,751
             (Cost $194,582)
--------------------------------------------------------------------------------
      SHORT-TERM INVESTMENT-- 0.6%
--------------------------------------------------------------------------------
PRINCIPAL
   AMOUNT

             Repurchase Agreement-- 0.6%
             ---------------------------
   $1,382    Greenwich Capital Markets, Inc., Tri Party, in a joint trading account at 6.30%, due 01/02/01, (Dated 12/29/00,
               Proceeds $1,383, Secured by FNMA, $1,390, 7.00% through
               7.50%, due 12/01/30; Market Value $1,414)                1,382
             (Cost $1,382)
--------------------------------------------------------------------------------
             Total Investments-- 97.6%                               $222,133
             (Cost $195,964)
--------------------------------------------------------------------------------



















                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS-- 95.9%
--------------------------------------------------------------------------------
         COMMON STOCK-- 95.9%
         --------------------
             Biotechnology-- 5.6%
      173    Amgen, Inc. *                                           $ 11,048
       65    Biogen, Inc. *                                             3,912
                                                                     --------
                                                                       14,960

             COMPUTER NETWORKS-- 4.3%
      305    Cisco Systems, Inc. *                                     11,664

             COMPUTER SOFTWARE-- 5.6%
      156    Microsoft Corp. *                                          6,777
      283    Oracle Corp. *                                             8,236
                                                                     --------
                                                                       15,013

             COMPUTERS/COMPUTER HARDWARE-- 11.1%
      169    Compaq Computer Corp.                                      2,537
       95    Dell Computer Corp. *                                      1,648
      229    EMC Corp. *                                               15,202
       72    International Business Machines Corp.                      6,137
      157    Sun Microsystems, Inc. *                                   4,380
                                                                     --------
                                                                       29,904

             CONSUMER PRODUCTS-- 2.4%
       87    Gillette Co.                                               3,146
       44    Procter & Gamble Co.                                       3,434
                                                                     --------
                                                                        6,580

             DIVERSIFIED-- 7.4%
      363    General Electric Co.                                      17,394
       45    Tyco International LTD (Bermuda)                           2,502
                                                                     --------
                                                                       19,896

             FINANCIAL SERVICES-- 7.6%
      256    Charles Schwab Corp.                                       7,261
      118    Merrill Lynch & Co., Inc.                                  8,067
       66    Morgan Stanley Dean Witter & Co.                           5,250
                                                                     --------
                                                                       20,578

             FOOD/BEVERAGE PRODUCTS-- 3.6%
       71    Coca-Cola Co.                                              4,328
      107    PepsiCo, Inc.                                              5,324
                                                                     --------
                                                                        9,652

             HEALTH CARE/HEALTH CARE SERVICES-- 2.4%
       27    Medtronic, Inc.                                            1,614
       81    UnitedHealth Group, Inc.                                   4,972
                                                                     --------
                                                                        6,586

             INDUSTRIAL COMPONENTS-- 0.5%
       11    SPX Corp. *                                                1,212

             MULTI-MEDIA-- 3.7%
      224    The Walt Disney Co.                                        6,491
       68    Time Warner, Inc.                                          3,547
                                                                     --------
                                                                       10,038

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of December 31, 2000
(Amounts in Thousands)

   SHARES    ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- CONTINUED
--------------------------------------------------------------------------------
             PHARMACEUTICALS-- 15.7%
       45    Bristol-Myers Squibb Co.                                $  3,292
       57    Eli Lilly & Co.                                            5,272
       41    Johnson & Johnson                                          4,279
       52    Medimmune, Inc. *                                          2,475
       80    Merck & Co., Inc.                                          7,455
      333    Pfizer, Inc.                                              15,335
       63    Pharmacia Corp.                                            3,860
                                                                     --------
                                                                       41,968

             PHOTOGRAPHIC EQUIPMENT-- 0.7%
       50    Eastman Kodak Co.                                          1,968

             RESTAURANTS/FOOD SERVICES-- 1.8%
      146    Tricon Global Restaurants, Inc. *                          4,810

             RETAILING-- 7.7%
      101    Best Buy Co., Inc. *                                       2,984
      135    Home Depot, Inc.                                           6,188
      216    Wal-Mart Stores, Inc.                                     11,449
                                                                     --------
                                                                       20,621

             SEMI-CONDUCTORS-- 12.0%
      176    Applied Materials, Inc. *                                  6,730
      322    Intel Corp.                                                9,729
      109    KLA-Tencor Corp. *                                         3,668
      236    Novellus Systems, Inc. *                                   8,485
       80    Texas Instruments, Inc.                                    3,771
                                                                     --------
                                                                       32,383

             TELECOMMUNICATIONS-- 0.5%
       59    Nextel Communications, Inc., Class A *                     1,460

             TELECOMMUNICATIONS EQUIPMENT-- 3.3%
       58    ADC Telecommunications, Inc. *                             1,057
       10    Avaya, Inc. *                                                100
       51    JDS Uniphase Corp. *                                       2,113
      113    Lucent Technologies, Inc.                                  1,519
      130    Nortel Networks Corp. (Canada)                             4,154
                                                                     --------
                                                                        8,943
--------------------------------------------------------------------------------
             Total Investments-- 95.9%                               $258,236
             (Cost $254,916)
--------------------------------------------------------------------------------

INDEX:
*    -- Non-income producing security.
FNMA -- Federal National Mortgage Association.
























                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000

(Amounts in Thousands)

                                                                    EQUITY
                                                   CORE EQUITY      GROWTH
                                                    PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value (Note 1) .....   $    222,133   $    258,236
  Cash .........................................              1             33
  Receivables:
      Investment securities sold ...............          5,508         10,981
      Interest and dividends ...................            108            153
------------------------------------------------------------------------------
         Total Assets ..........................        227,750        269,403
------------------------------------------------------------------------------
LIABILITIES:
  Accrued liabilities: (Note 2)
      Investment advisory fees .................            130            164
      Administration fees ......................              9             11
      Other ....................................             81             64
------------------------------------------------------------------------------
         Total Liabilities .....................            220            239
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
BENEFICIAL INTERESTS ...........................   $    227,530   $    269,164
------------------------------------------------------------------------------
  Cost of investments ..........................   $    195,964   $    254,916
------------------------------------------------------------------------------


                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000

(Amounts in Thousands)

                                                                       EQUITY
                                                       CORE EQUITY     GROWTH
                                                        PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend .........................................   $    1,799    $    1,575
  Interest .........................................          644           812
  Foreign taxes withheld ...........................          (11)           (1)
-------------------------------------------------------------------------------
      Total investment income ......................        2,432         2,386
-------------------------------------------------------------------------------
EXPENSES: (Note 2)
  Investment advisory fees .........................        1,845         3,007
  Administration fees ..............................          123           200
  Custodian and accounting fees ....................           80            79
  Professional fees ................................           55            55
  Trustees' fees ...................................            6             9
  Other ............................................           29            28
-------------------------------------------------------------------------------
      Total expenses ...............................        2,138         3,378
-------------------------------------------------------------------------------
  Less amounts waived (Note 2A) ....................          130            90
-------------------------------------------------------------------------------
      Net expenses .................................        2,008         3,288
-------------------------------------------------------------------------------
         Net investment income (loss) ..............          424          (902)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions .....        3,653        45,987
  Change in net unrealized depreciation of
  investments ......................................      (34,494)     (142,011)
-------------------------------------------------------------------------------
  Net realized and unrealized loss on investments ..      (30,841)      (96,024)
-------------------------------------------------------------------------------
  Net decrease in net assets from operations .......   $  (30,417)   $  (96,926)
===============================================================================


                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED

(Amounts in Thousands)

                                                                        CORE EQUITY
                                                                         PORTFOLIO
-------------------------------------------------------------------------------------------
                                                                     Year         08/12/99*
                                                                     Ended        Through
                                                                    12/31/00      12/31/99
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ........................................   $      424    $      173
  Net realized gain on investment transactions .................        3,653         2,121
  Change in net unrealized appreciation/depreciation
  of investments ...............................................      (34,494)       23,715
-------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations ........      (30,417)       26,009
-------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS: (Note 1)
  Contributions ................................................      147,070       207,886
  Withdrawals ..................................................     (102,452)      (20,566)
-------------------------------------------------------------------------------------------
    Net increase from transactions in investors'
    beneficial interests .......................................       44,618       187,320
-------------------------------------------------------------------------------------------
      Total increase in net assets .............................       14,201       213,329
NET ASSETS:
  Beginning of period ..........................................      213,329            --
-------------------------------------------------------------------------------------------
  End of period ................................................   $  227,530    $  213,329
===========================================================================================

* Commencement of operations.


                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED

(Amounts in Thousands)

                                                                         EQUITY
                                                                         GROWTH
                                                                        PORTFOLIO
------------------------------------------------------------------------------------------
                                                                    Year         08/12/99*
                                                                    Ended        Through
                                                                   12/31/00      12/31/99
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss .........................................   $     (902)   $      (85)
  Net realized gain (loss) on investment transactions .........       45,987          (283)
  Change in net unrealized appreciation/depreciation
  of investments ..............................................     (142,011)       67,192
------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations .......      (96,926)       66,824
------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS: (Note 1)
  Contributions ...............................................      199,470       332,120
  Withdrawals .................................................     (197,561)      (34,763)
------------------------------------------------------------------------------------------
    Net increase from transactions in investors'
    beneficial interests ......................................        1,909       297,357
------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets .................      (95,017)      364,181
NET ASSETS:
  Beginning of period .........................................      364,181            --
------------------------------------------------------------------------------------------
  End of period ...............................................   $  269,164    $  364,181
==========================================================================================

* Commencement of operations.


                       See notes to financial statements.

PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Master Investment Trust (the "Trust") was organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Core Equity Portfolio ("CEP") and Equity Growth Portfolio ("EGP"), collectively the "Portfolios," are separate series of the Trust. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolios.

On August 12, 1999, the Chase Core Equity Fund and Chase Equity Growth Fund (separate portfolios of Mutual Fund Investment Trust) contributed 100% of their investable net assets ($156,409,317 and $240,616,354, respectively) to the newly created CEP and EGP, in a tax-free exchange.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIOS:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading accounts by the Portfolios' custodian bank, subcustodian, or a bank with

PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     D. FEDERAL INCOME TAXES -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

     E. EXPENSES -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., formerly The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.75% of the Portfolios' average daily net assets.

     Prior to August 1, 2000, Chase Bank of Texas N.A. ("Chase Texas"), a registered investment advisor and wholly-owned subsidiary of Chase, was the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between Chase Texas and Chase. Chase Texas was entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.375% of each Portfolio's average daily net assets.

PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended December 31, 2000, the Advisor voluntarily waived advisory fees of $129,739 and $89,731 for CEP and EGP, respectively.

     B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                           CEP            EGP
--------------------------------------------------------------------------------
   Purchases (excluding U.S. Government) ............    $136,535       $229,071
   Sales (excluding U.S. Government) ................      87,368        220,929

The portfolio turnover rates of CEP and EGP for the year ended December 31, 2000, were 37% and 58% respectively.

4.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2000, are as follows (in thousands):

                                                           CEP            EGP
--------------------------------------------------------------------------------
   Aggregate cost ...................................    $195,964       $254,916
                                                         --------       --------
   Gross unrealized appreciation ....................    $ 48,322       $ 55,294
   Gross unrealized depreciation ....................     (22,153)       (51,974)
                                                         --------       --------
   Net unrealized appreciation ......................    $ 26,169       $  3,320
                                                         ========       ========

5.   CONCENTRATIONS

At December 31, 2000, CEP and EGP invested 21.4% and 37.8%, respectively, of their portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers, and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

At December 31, 2000, EGP invested 24.6% of its portfolio in securities issued by companies in the health care industry, such as biotechnology companies, pharmaceutical companies and health care service providers.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
Mutual Fund Master Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Core Equity Portfolio and Equity Growth Portfolio (separate portfolios of Mutual Fund Master Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets for the year ended December 31, 2000 and for the period August 12, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 9, 2001

CHASE FUNDS SPECIAL MEETING OF SHAREHOLDERS (unaudited)

A Special Meeting of Shareholders was held on February 15, 2000 at 1211 Avenue of the Americas, New York, New York for purposes of approving the election of fourteen Trustees of Mutual Fund Master Investment Trust. A majority of shareholders of Chase Core Equity Fund and Chase Equity Growth Fund, each a series of Mutual Fund Investment Trust, and a majority of shareholders of Chase Vista Core Equity Fund and Chase Vista Equity Growth Fund, each a series of Mutual Fund Group, approved the election of the following Trustees:

                                                       Affirmative      Negative
--------------------------------------------------------------------------------
   Fergus Reid, III .................................   9,226,606         26,946
   H. Richard Vartabedian ...........................   9,226,513         27,039
   William J. Armstrong .............................   9,226,606         26,946
   John R.H. Blum ...................................   9,226,431         27,121
   Stuart W. Cragin, Jr. ............................   9,226,606         26,946
   Roland R. Eppley, Jr. ............................   9,226,606         26,946
   Joseph J. Harkins ................................   9,226,606         26,946
   Sarah E. Jones ...................................   9,230,003         23,549
   W.D. MacCallan ...................................   9,226,606         26,946
   George E. McDavid ................................   9,226,606         26,946
   W. Perry Neff, Trustee ...........................   9,226,431         27,121
   Leonard M. Spalding, Jr. .........................   9,226,513         27,039
   Richard E. Ten Haken .............................   9,226,606         26,946
   Irving L. Thode ..................................   9,226,431         27,121

CHASE FUNDS ANNUAL REPORT

INVESTMENT ADVISER, ADMINISTRATOR,
SHAREHOLDER AND FUND SERVICING
AGENT AND CUSTODIAN

Chase Funds Service Center
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Chase Funds are distributed by Chase Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Chase Funds, call
1-800-5-CHASE-0. The prospectus contains more complete information, including charges and ongoing expenses. Please read it carefully before you invest or send money.



-C-2000 The Chase Manhattan Corporation. All Rights Reserved.      February 2001


[LOGO]
Chase Funds Fulfillment Center
393 Manley Street West
Bridgewater, MA 02379-1039